UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-04318

The American Funds Income Series

(Exact Name of Registrant as Specified in Charter)

333 South Hope Street

Los Angeles, California 90071

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: August 31

Date of reporting period: August 31, 2018

Steven I. Koszalka

The American Funds Income Series

333 South Hope Street

Los Angeles, California 90071

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

U.S. Government Securities Fund®

Annual report for the year ended August 31, 2018

Seeking stability in
uncertain markets

U.S. Government Securities Fund seeks to provide a high level of current income consistent with prudent investment risk and preservation of capital.

This fund is one of more than 40 offered by Capital Group, home of American Funds, one of the nation’s largest mutual fund families. For more than 85 years, Capital Group has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 3.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit americanfunds.com.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended September 30, 2018 (the most recent calendar quarter-end):

Class A shares	1 year	5 years	10 years

Reflecting 3.75% maximum sales charge	–6.02%	0.36%	2.23%

For other share class results, visit americanfunds.com and americanfundsretirement.com.

The total annual fund operating expense ratio is 0.65% for Class A shares as of the prospectus dated November 1, 2018 (unaudited).

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit americanfunds.com for more information.

The fund’s 30-day yield for Class A shares as of September 30, 2018, calculated in accordance with the U.S. Securities and Exchange Commission (SEC) formula, was 1.92%. The fund’s 12-month distribution rate for Class A shares as of that date was 1.59%. Both reflect the 3.75% maximum sales charge. The SEC yield reflects the rate at which the fund is earning income on its current portfolio of securities while the distribution rate reflects the fund’s past dividends paid to shareholders. Accordingly, the fund’s SEC yield and distribution rate may differ.

The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Fund shares of U.S. Government Securities Fund are not guaranteed by the U.S. government.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Contents

1	Letter to investors

4	The value of a long-term perspective

5	Summary investment portfolio

10	Financial statements

32	Board of trustees and other officers

Fellow investors:

For the 12 months ended August 31, 2018, U.S. Government Securities Fund declined 2.15%. By comparison, the Bloomberg Barclay’s U.S. Government/Mortgage-Backed Securities Index fell 1.09%. The Lipper General U.S. Government Funds Average dropped 2.00%.

The fund is designed to do well when market volatility increases on a sustained basis. It fulfilled this objective during the few volatility spikes of the past year — most notably in January 2018. This reporting period, however, was predominantly one of aggressive risk-seeking in both the equity and credit markets, which resulted in strong returns across most of the investment spectrum. The fund’s lagging relative returns were a byproduct of its conservative positioning, which seeks to help protect investors’ portfolios from longer term threats.

The fund paid monthly dividends totaling 21 cents a share for the fiscal year. This resulted in an income return of 1.53% for investors who reinvested dividends.

Bond market overview

Record highs in U.S. equity markets along with significant strength in most economic indicators led to a continuation of a U.S. government securities market where investors were willing to accept very little compensation for long-term interest rate risk.

This is reflected in the U.S. Treasury yield chart (Chart A) on page 2, which illustrates how long maturity rates actually dropped during this period, even as the Federal Reserve’s policy of gradual rate increases caused short-term yields to rise. This convergence of short- and long-term rates is known as yield curve flattening.

It may seem surprising that long-term rates fell given increases in growth, core inflation, the U.S. budget deficit and short-term rates. Many factors contributed to investors’ willingness to accept low long maturity bond rates, including low non-U.S. yields and increased demand from pension plans that sell stocks in a strong equity market in favor of longer maturity bonds in an effort to improve mismatched asset liabilities. The primary impetus, however, for this risk-seeking behavior is, in our view, the exuberance and complacency typically seen among market participants in the latter part of market cycles.

Results at a glance

For periods ended August 31, 2018, with all distributions reinvested

	Cumulative total returns	Average annual total returns
	1 year	5 years	10 years	Lifetime (since 10/17/85)

U.S. Government Securities Fund (Class A shares)	–2.15%	1.53%	2.73%	5.40%
Bloomberg Barclays U.S. Government/Mortgage-Backed Securities Index*	–1.09	1.99	3.11	6.26
Lipper General U.S. Government Funds Average†	–2.00	1.54	2.65	5.27

*	Bloomberg Barclays U.S. Government/Mortgage-Backed Securities Index is a market value-weighted index that covers fixed-rate, publicly placed, dollar-denominated obligations issued by the U.S. Treasury, U.S. government agencies, quasi-federal corporations, corporate or foreign debt guaranteed by the U.S. government, and the mortgage-backed pass-through securities of Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation and the Government National Mortgage Association. This index is unmanaged, and its results include reinvested distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or U.S. federal income taxes. Source: Bloomberg Index Services Ltd.

†	Lipper averages reflect the current composition of all eligible mutual funds (all share classes) within a given category. Lipper source: Thomson Reuters Lipper. Lipper categories are dynamic and averages may have few funds, especially over longer periods. To see the number of funds included in the Lipper category for each fund’s lifetime, please see the Quarterly Statistical Update, available on our website.

U.S. Government Securities Fund	1

Chart A: As short-term yields have risen, long-term yields have dropped

U.S. Treasury yield curve, February 28, 2018—August 31, 2018

Chart B: A continuation of high market tolerance for risk

Term premium of 10-year Treasuries, 2000—2018

Chart C: Real inflation has surpassed expected inflation

Consumer Price Index (CPI) vs. 10-year U.S. Treasury yields, 2013—2018

Little compensation for long-term risk

The term premium, shown in Chart B to the left, is a theoretical model to measure the extra yield required by investors to compensate them for the future possibility of higher interest rate volatility or inflation. While the exact level of the term premium varies depending on the models used, it is clearly very low and has moved lower in the last year — which means any unexpected jump would expose long-duration positions to meaningful losses.

Taken together, the low term premium, low credit spreads, high equity valuations and low market volatility reveal a market highly confident the Fed will manage inflation, strong economic growth will continue, and equity and credit valuations will continue to rise. We are less confident these positive scenarios will play out, and have positioned the fund accordingly.

Inside the portfolio

The ongoing valuation challenges of a very low term premium prompted the fund to take a long-term investment position to protect shareholders against the possibility of a marketwide increase in volatility and risk premiums.

The primary expression of this has been to underweight the vulnerable 20- to 30-year portion of the yield curve while overweighting the five-year, or intermediate, part of the curve.

This position, known as a yield curve steepener, was negatively affected by a faster flattening of the yield curve than the market expected. We maintain it, however, because valuations are attractive, and we expect the yield curve to steepen over the next few years as volatility increases.

The current conditions of investor complacency and risk-seeking may continue for some time, but eventually something unexpected will force the term premium and the yield curve back to more normal levels.

2	U.S. Government Securities Fund

The following positions helped offset the negative impact of the yield curve steepener:

•	Underweight in mortgage-backed securities (MBS), as the gradual reduction of the Fed’s MBS portfolio put downward pressure on prices.

•	Interest rate swap derivative position, as the historically low spread of six months ago between the interest rate swap yield and that of a similar maturity Treasury started to normalize.

•	Overweight in Treasury Inflation Protected Securities (TIPS), as realized inflation exceeded 10-year inflation expectations, leading to a yield premium for these securities.

Chart C on page 2 shows how the rise in inflation — as measured by the consumer price index (CPI) — has overtaken the more benign inflation expectations reflected in 10-year U.S. Treasury yields. This led to a rise in TIPS — which have interest and principal payments tied to the CPI.

The summary portfolio, beginning on page 5, offers more complete details of the various government securities and sectors held by the fund as of August 31, 2018.

Looking ahead

The Fed is now well along in its process of quantitative tightening and raising rates to systematically remove the extraordinary monetary accommodation of the last decade. As favorable as the timing seems — with the real economy showing meaningful signs of progress — the long-term consequences are anything but predictable.

Easy money and credit tend to create distortions in financial markets and economies, the repercussions of which have yet to be exposed. The recent challenges in emerging markets demonstrate how very loose local monetary policy and high debt loads can quickly become a problem as the Fed normalizes U.S. monetary policy.

Similarly, the financial asset inflation ushered in by near-zero rates and quantitative easing is only starting to move downstream from “Wall Street” into the “Main Street” real economy. As we’ve seen with TIPS, the modest rise in inflation that the market assumes over the next few years does not significantly factor in the risk of greater consumer price inflation as the rise in asset prices transitions to increases in wages and materials costs. This is of particular concern at the current stage of the business cycle because inflation in the real economy tends to lag that of financial assets.

In short, there are numerous potential risks embedded in the system that could manifest themselves in the next one-to-three years, and a thin cushion in terms of valuation to handle them.

We are focused on helping fund investors be well positioned whenever equity and fixed income market volatility occurs.

We thank you for your continued support and look forward to reporting to you again in six months.

Cordially,

Fergus MacDonald
President

October 17, 2018

For current information about the fund, visit americanfunds.com.

U.S. Government Securities Fund	3

The value of a long-term perspective

How a $10,000 investment has grown (for the period October 17, 1985, to August 31, 2018, with distributions reinvested)

Fund results shown are for Class A shares and reflect deduction of the maximum sales charge of 3.75% on the $10,000 investment.1 Thus, the net amount invested was $9,625.2 Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $100,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	The maximum initial sales charge was 4.75% prior to January 10, 2000.
[3]	The index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index. Bloomberg Barclays source: Bloomberg Index Services Ltd.
[4]	Results of the Lipper General U.S. Government Funds Average do not reflect any sales charges. Lipper averages reflect the current composition of all eligible mutual funds (all share classes) within a given category. Lipper source: Thomson Reuters Lipper. Lipper categories are dynamic and averages may have few funds, especially over longer periods. To see the number of funds included in the Lipper category for each fund’s lifetime, please see the Quarterly Statistical Update, available on our website.
[5]	Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.
[6]	For the period October 17, 1985, commencement of fund operations, through August 31, 1986.

The results shown are before taxes on fund distributions and sale of fund shares.

Average annual total returns based on a $1,000 investment (for periods ended August 31, 2018)*

	1 year	5 years	10 years

Class A shares	–5.81%	0.76%	2.33%

*	Assumes reinvestment of all distributions and payment of the maximum 3.75% sales charge.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit americanfunds.com for more information.

4	U.S. Government Securities Fund

Summary investment portfolio August 31, 2018

Portfolio by type of security	Percent of net assets

Mortgage-backed obligations summary		Percent of net assets
30-year pass-throughs:
Fannie Mae	12.08%
Ginnie Mae	5.24
Freddie Mac	4.61	21.93%
15-year pass-throughs		.01
Other		3.08
Total		25.02%

Portfolio quality summary*	Percent of net assets
U.S. Treasury and agency†	72.33%
AAA/Aaa	25.02
Short-term securities & other assets less liabilities	2.65

*	Bond ratings, which typically range from AAA/Aaa (highest) to D (lowest), are assigned by credit rating agencies such as Standard & Poor’s, Moody’s and/or Fitch as an indication of an issuer’s creditworthiness. In assigning a credit rating to a security, the fund looks specifically to the ratings assigned to the issuer of the security by Standard & Poor’s, Moody’s and/or Fitch. If agency ratings differ, the security will be considered to have received the highest of those ratings, consistent with the fund’s investment policies. The ratings are not covered by the Report of Independent Registered Public Accounting Firm.
†	These securities are guaranteed by the full faith and credit of the U.S. government.

Bonds, notes & other debt instruments 97.35%	Principal amount (000)	Value (000)
U.S. Treasury bonds & notes 70.55%
U.S. Treasury 60.58%
U.S. Treasury 1.50% 2019	$83,000	$82,695
U.S. Treasury 1.625% 2019	114,800	114,370
U.S. Treasury 2.50% 2020	152,000	151,653
U.S. Treasury 1.75% 2021	195,621	189,819
U.S. Treasury 2.00% 2021	145,000	141,693
U.S. Treasury 2.25% 2021	169,300	167,204
U.S. Treasury 2.375% 2021	225,000	223,247
U.S. Treasury 1.625% 2022	121,000	115,985
U.S. Treasury 1.75% 2022	371,500	358,557
U.S. Treasury 1.75% 2022	132,600	128,215
U.S. Treasury 1.875% 2022	129,030	125,480
U.S. Treasury 1.875% 2022	489,330	474,826
U.S. Treasury 1.875% 2022	152,000	147,220
U.S. Treasury 1.875% 2022	89,000	86,496
U.S. Treasury 2.00% 2022	443,000	430,317
U.S. Treasury 2.00% 2022	95,280	92,500
U.S. Treasury 2.125% 2022[1]	904,127	881,705
U.S. Treasury 1.625% 2023	152,230	144,774
U.S. Treasury 2.125% 2023	157,874	153,069
U.S. Treasury 2.50% 2023	309,740	306,630
U.S. Treasury 2.625% 2023	80,088	79,684
U.S. Treasury 2.75% 2023	332,760	332,943
U.S. Treasury 2.75% 2023	147,900	147,934
U.S. Treasury 2.75% 2023	119,000	119,070
U.S. Treasury 2.125% 2024[1]	315,650	304,072
U.S. Treasury 2.25% 2024	106,700	103,982
U.S. Treasury 2.50% 2024	96,000	94,635
U.S. Treasury 2.75% 2024	87,700	87,662
U.S. Treasury 2.875% 2025	118,500	119,019

U.S. Government Securities Fund	5

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
U.S. Treasury bonds & notes (continued)
U.S. Treasury (continued)
U.S. Treasury 2.875% 2025	$89,754	$90,160
U.S. Treasury 2.875% 2028	81,000	81,076
U.S. Treasury 1.13%–8.75% 2019–2048[1]	1,287,265	1,260,431
		7,337,123

U.S. Treasury inflation-protected securities 9.97%
U.S. Treasury Inflation-Protected Security 0.625% 2023[2]	598,514	595,008
U.S. Treasury Inflation-Protected Security 0.50% 2028[2]	91,531	75,582
U.S. Treasury Inflation-Protected Security 0.75% 2042[1,2]	192,237	185,899
U.S. Treasury Inflation-Protected Security 0.875% 2047[2]	71,399	70,729
U.S. Treasury Inflation-Protected Security 1.00% 2048[2]	118,084	97,184
U.S. Treasury Inflation-Protected Securities 0.13%–2.12% 2022–2046[2]	186,416	183,570
		1,207,972
Total U.S. Treasury bonds & notes		8,545,095

Mortgage-backed obligations 25.02%
Federal agency mortgage-backed obligations 25.02%
Fannie Mae 4.00% 2048[3,4]	260,713	265,422
Fannie Mae 4.50% 2048[3,4]	291,171	301,995
Fannie Mae 4.50% 2048[3]	178,869	185,873
Fannie Mae 4.50% 2048[3]	116,592	121,157
Fannie Mae 4.50% 2048[3,4]	109,404	113,599
Fannie Mae 0%–10.50% 2018–2048[3,4,5]	492,022	495,966
Freddie Mac 4.00% 2048[3,4]	142,435	145,039
Freddie Mac 4.50% 2048[3,4]	225,370	233,824
Freddie Mac 3.00%–10.00% 2025–2048[3,4]	178,774	179,455
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-2, Class MT, 3.50% 2057[3]	126,589	125,369
Freddie Mac Seasoned Credit Risk Transfer Trust 2.50%–3.50% 2057[3,5]	16,796	16,438
Government National Mortgage Assn. 4.00% 2048[3]	150,400	153,807
Government National Mortgage Assn. 4.00% 2048[3]	73,756	75,609
Government National Mortgage Assn. 4.50% 2048[3,4]	211,225	219,225
Government National Mortgage Assn. 3.00%–6.50% 2029–2058[3,4]	181,192	184,404
Other securities		213,469

Total mortgage-backed obligations		3,030,651

Federal agency bonds & notes 1.78%
Fannie Mae 1.25%–7.12% 2021–2030	34,600	34,382
Federal Home Loan Bank 3.37%–5.50% 2023–2036	14,860	15,433
Other securities		165,052
		214,867
Total bonds, notes & other debt instruments (cost: $11,933,403,000)		11,790,613

Short-term securities 16.36%
Federal Home Loan Bank 1.90%–2.03% due 9/5/2018–11/14/2018	1,404,200	1,402,023
Freddie Mac 1.95% due 10/18/2018	85,600	85,393
U.S. Treasury Bills 1.91%–1.95% due 10/4/2018–10/25/2018	245,900	245,385
Other securities		248,761

Total short-term securities (cost: $1,981,316,000)		1,981,562
Total investment securities 113.71% (cost: $13,914,719,000)		13,772,175
Other assets less liabilities (13.71%)		(1,660,651)

Net assets 100.00%		$12,111,524

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. “Other securities” also includes securities (with an aggregate value of $156,424,000, which represented 1.29% of the net assets of the fund) which were acquired in transactions exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933 and may be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers.

6	U.S. Government Securities Fund

Futures contracts

						Unrealized
						(depreciation)
				Notional	Value at	appreciation
		Number of		amount[6]	8/31/2018[7]	at 8/31/2018
Contracts	Type	contracts	Expiration	(000)	(000)	(000)
90 Day Euro Dollar Futures	Long	5	December 2018	$1,250	$1,217	$(1)
90 Day Euro Dollar Futures	Short	4,120	June 2019	(1,030,000)	(1,000,542)	(654)
90 Day Euro Dollar Futures	Long	4,741	December 2021	1,185,250	1,150,700	885
2 Year U.S. Treasury Note Futures	Long	12,648	January 2019	2,529,600	2,673,273	623
5 Year U.S. Treasury Note Futures	Long	43,535	January 2019	4,353,500	4,936,801	2,468
10 Year U.S. Treasury Note Futures	Long	9,479	December 2018	947,900	1,139,998	416
10 Year Ultra U.S. Treasury Note Futures	Long	2,347	December 2018	234,700	300,526	117
20 Year U.S. Treasury Bond Futures	Short	799	December 2018	(79,900)	(115,231)	159
30 Year Ultra U.S. Treasury Bond Futures	Short	331	December 2018	(33,100)	(52,732)	(98)
						$3,915

Swap contracts

Interest rate swaps

						Unrealized
					Upfront	appreciation
				Value at	payments/	(depreciation)
		Expiration	Notional	8/31/2018	receipts	at 8/31/2018
Receive	Pay	date	(000)	(000)	(000)	(000)
1.9475%	U.S. EFFR	9/26/2018	$11,690,000	$215	$—	$215
1.882%	U.S. EFFR	9/26/2018	538,500	(15)	—	(15)
1.8975%	U.S. EFFR	9/26/2018	1,416,000	(23)	—	(23)
1.8935%	U.S. EFFR	9/26/2018	1,592,000	(30)	—	(30)
1.865%	U.S. EFFR	9/26/2018	1,459,800	(57)	—	(57)
U.S. EFFR	2.385%	5/1/2019	8,190,690	534	—	534
1.37%	U.S. EFFR	6/14/2019	190,000	(1,390)	—	(1,390)
1.362%	U.S. EFFR	6/21/2019	190,000	(1,444)	—	(1,444)
3-month USD-LIBOR	1.5445%	6/28/2019	190,000	1,632	—	1,632
1.351%	U.S. EFFR	6/28/2019	190,000	(1,503)	—	(1,503)
U.S. EFFR	2.552%	7/31/2019	5,782,605	(132)	—	(132)
3-month USD-LIBOR	1.59851%	8/7/2019	205,000	1,963	—	1,963
1.997%	U.S. EFFR	2/13/2020	231,000	(1,425)	—	(1,425)
1.989%	U.S. EFFR	2/13/2020	231,000	(1,452)	—	(1,452)
3-month USD-LIBOR	2.761%	4/27/2020	350,000	141	—	141
2.533%	U.S. EFFR	8/9/2020	542,135	250	—	250
3-month USD-LIBOR	2.865%	8/9/2020	542,135	(476)	—	(476)
3-month USD-LIBOR	2.8025%	8/15/2020	389,465	101	—	101
3-month USD-LIBOR	2.793%	8/15/2020	60,000	26	—	26
2.489%	U.S. EFFR	8/15/2020	60,000	(24)	—	(24)
2.495%	U.S. EFFR	8/15/2020	389,465	(112)	—	(112)
2.5215%	U.S. EFFR	8/29/2020	392,780	71	—	71
3-month USD-LIBOR	2.806%	8/29/2020	138,800	32	—	32
2.5045%	U.S. EFFR	8/29/2020	536,220	(81)	—	(81)
3-month USD-LIBOR	1.217%	9/22/2021	250,000	12,069	—	12,069
3-month USD-LIBOR	1.225%	9/22/2021	250,000	12,010	—	12,010
3-month USD-LIBOR	1.196%	9/27/2021	90,000	4,419	—	4,419
3-month USD-LIBOR	2.01215%	2/2/2022	350,000	9,823	—	9,823
3-month USD-LIBOR	1.9665%	2/2/2022	146,000	4,315	—	4,315
3-month USD-LIBOR	1.869%	4/19/2022	215,000	7,416	—	7,416
2.5775%	U.S. EFFR	7/16/2022	694,646	204	—	204
3-month USD-LIBOR	1.948%	7/28/2022	360,000	12,241	—	12,241
2.80%	3-month USD-LIBOR	9/2/2022	560,000	(1,213)	—	(1,213)
2.75%	3-month USD-LIBOR	9/2/2022	560,000	(1,728)	—	(1,728)
2.009%	3-month USD-LIBOR	10/4/2022	187,000	(6,211)	—	(6,211)
1.9855%	3-month USD-LIBOR	10/17/2022	102,500	(3,526)	—	(3,526)
2.1045%	3-month USD-LIBOR	10/31/2022	76,000	(2,282)	—	(2,282)
2.08934%	3-month USD-LIBOR	11/17/2022	146,900	(4,546)	—	(4,546)
2.2025%	3-month USD-LIBOR	12/4/2022	71,000	(1,899)	—	(1,899)
3-month USD-LIBOR	2.2455%	12/21/2022	78,500	1,983	—	1,983
2.27403%	3-month USD-LIBOR	12/29/2022	220,000	(5,311)	—	(5,311)

U.S. Government Securities Fund	7

Swap contracts (continued)

Interest rate swaps (continued)

						Unrealized
					Upfront	appreciation
				Value at	payments/	(depreciation)
		Expiration	Notional	8/31/2018	receipts	at 8/31/2018
Receive	Pay	date	(000)	(000)	(000)	(000)
3-month USD-LIBOR	2.6778%	2/12/2023	$190,000	$1,541	$—	$1,541
2.7435%	3-month USD-LIBOR	2/16/2023	155,000	(825)	—	(825)
3-month USD-LIBOR	2.8655%	4/23/2023	200,000	29	—	29
2.5815%	U.S. EFFR	5/25/2023	307,000	667	—	667
3-month USD-LIBOR	1.495%	11/10/2023	115,000	7,658	—	7,658
3-month USD-LIBOR	2.0815%	2/10/2024	86,700	3,473	—	3,473
3-month USD-LIBOR	2.0955%	2/10/2024	43,300	1,704	—	1,704
3-month USD-LIBOR	2.3875%	3/17/2024	290,300	7,217	—	7,217
3-month USD-LIBOR	2.12813%	10/3/2024	225,000	9,419	—	9,419
3-month USD-LIBOR	2.4595%	1/12/2025	88,200	2,153	—	2,153
3-month USD-LIBOR	2.588%	1/26/2025	58,100	988	—	988
2.8775%	3-month USD-LIBOR	3/23/2025	113,000	9	—	9
3-month USD-LIBOR	2.469%	6/9/2025	23,000	583	—	583
2.905%	3-month USD-LIBOR	6/21/2025	146,860	235	—	235
3-month USD-LIBOR	1.7545%	2/5/2026	45,000	3,434	—	3,434
3-month USD-LIBOR	2.24%	12/5/2026	179,000	8,730	—	8,730
3-month USD-LIBOR	2.27%	12/5/2026	146,000	6,796	—	6,796
2.579%	3-month USD-LIBOR	3/14/2027	159,000	(3,898)	—	(3,898)
2.333%	3-month USD-LIBOR	3/29/2027	130,000	(5,654)	—	(5,654)
3-month USD-LIBOR	2.31934%	11/17/2027	77,600	3,745	—	3,745
3-month USD-LIBOR	2.31613%	11/17/2027	72,400	3,513	—	3,513
2.925%	3-month USD-LIBOR	2/1/2028	48,600	(66)	—	(66)
2.91%	3-month USD-LIBOR	2/1/2028	60,800	(121)	—	(121)
2.908%	3-month USD-LIBOR	2/1/2028	60,700	(125)	—	(125)
2.92%	3-month USD-LIBOR	2/2/2028	45,900	(72)	—	(72)
U.S. EFFR	2.5065%	3/22/2028	48,300	145	—	145
U.S. EFFR	2.535%	3/23/2028	37,200	22	—	22
U.S. EFFR	2.471%	3/27/2028	45,200	274	—	274
U.S. EFFR	2.4575%	3/29/2028	53,479	386	—	386
U.S. EFFR	2.424%	3/30/2028	45,250	456	—	456
U.S. EFFR	2.412%	4/5/2028	20,571	229	—	229
3-month USD-LIBOR	2.97125%	9/2/2030	124,000	30	—	30
3-month USD-LIBOR	3.005%	9/2/2030	124,000	(319)	—	(319)
3-month USD-LIBOR	2.9625%	2/1/2038	36,300	225	—	225
3-month USD-LIBOR	2.963%	2/1/2038	36,300	224	—	224
3-month USD-LIBOR	2.986%	2/1/2038	29,200	134	—	134
3-month USD-LIBOR	2.967%	2/2/2038	28,200	166	—	166
3-month USD-LIBOR	3.206%	7/31/2044	22,000	(998)	—	(998)
3-month USD-LIBOR	3.238%	8/8/2044	28,000	(1,432)	—	(1,432)
3-month USD-LIBOR	2.7045%	1/2/2045	38,500	1,911	—	1,911
3-month USD-LIBOR	2.58245%	11/5/2045	13,000	963	—	963
3-month USD-LIBOR	2.6485%	11/16/2045	54,375	3,329	—	3,329
3-month USD-LIBOR	2.52822%	11/23/2045	17,800	1,507	—	1,507
3-month USD-LIBOR	2.59125%	12/16/2045	22,500	1,631	—	1,631
U.S. EFFR	2.166%	10/23/2047	35,000	2,595	—	2,595
U.S. EFFR	2.172%	11/8/2047	15,000	1,093	—	1,093
U.S. EFFR	2.145%	11/9/2047	47,500	3,727	—	3,727
U.S. EFFR	2.153%	11/10/2047	47,500	3,647	—	3,647
U.S. EFFR	2.155%	11/10/2047	26,680	2,038	—	2,038
U.S. EFFR	2.17%	11/13/2047	48,320	3,542	—	3,542
U.S. EFFR	2.5635%	2/12/2048	81,502	(653)	—	(653)
U.S. EFFR	2.4615%	3/15/2048	5,000	66	—	66
U.S. EFFR	2.485%	3/15/2048	5,000	42	—	42
2.98%	3-month USD-LIBOR	3/15/2048	5,000	25	—	25
2.9625%	3-month USD-LIBOR	3/15/2048	5,000	7	—	7
U.S. EFFR	2.425%	3/16/2048	10,000	208	—	208
2.917%	3-month USD-LIBOR	3/16/2048	10,000	(81)	—	(81)
U.S. EFFR	2.505%	3/22/2048	16,600	70	—	70
U.S. EFFR	2.51375%	3/22/2048	18,400	44	—	44
3-month USD-LIBOR	3.016%	5/9/2048	15,279	(190)	—	(190)
3-month USD-LIBOR	3.003%	5/9/2048	30,700	(299)	—	(299)

8	U.S. Government Securities Fund

						Unrealized
					Upfront	appreciation
				Value at	payments/	(depreciation)
		Expiration	Notional	8/31/2018	receipts	at 8/31/2018
Receive	Pay	date	(000)	(000)	(000)	(000)
U.S. EFFR	2.625%	5/25/2048	$69,000	$(1,433)	$—	$(1,433)
U.S. EFFR	2.445%	6/4/2048	25,700	432	—	432
U.S. EFFR	2.471%	6/29/2048	34,452	392	—	392
U.S. EFFR	2.52%	8/24/2048	16,800	17	—	17
					$—	$109,870

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $164,269,000, which represented 1.36% of the net assets of the fund.
[2]	Index-linked bond whose principal amount moves with a government price index.
[3]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[4]	Purchased on a TBA basis.
[5]	Coupon rate may change periodically.
[6]	Notional amount is calculated based on the number of contracts and notional contract size.
[7]	Value is calculated based on the notional amount and current market price.

Key to abbreviations and symbol

EFFR = Effective Federal Funds Rate

LIBOR = London Interbank Offered Rate

TBA = To-be-announced

USD/$ = U.S. dollars

See Notes to Financial Statements

U.S. Government Securities Fund	9

Financial statements

Statement of assets and liabilities
at August 31, 2018	(dollars in thousands)

Assets:
Investment securities in unaffiliated issuers, at value (cost: $13,914,719)		$13,772,175
Cash		16,226
Receivables for:
Sales of investments	$1,372,496
Sales of fund’s shares	7,529
Variation margin on futures contracts	7,396
Variation margin on swap contracts	4,852
Interest	48,152
Other	30	1,440,455
		15,228,856
Liabilities:
Payables for:
Purchases of investments	3,099,320
Repurchases of fund’s shares	5,868
Dividends on fund’s shares	292
Investment advisory services	2,137
Services provided by related parties	2,119
Trustees’ deferred compensation	295
Variation margin on futures contracts	258
Variation margin on swap contracts	7,017
Other	26	3,117,332
Net assets at August 31, 2018		$12,111,524

Net assets consist of:
Capital paid in on shares of beneficial interest		$12,549,569
Undistributed net investment income		2,711
Accumulated net realized loss		(411,996)
Net unrealized depreciation		(28,760)
Net assets at August 31, 2018		$12,111,524

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —

unlimited shares authorized (905,614 total shares outstanding)

		Shares	Net asset
	Net assets	outstanding	value per share
Class A	$2,544,061	190,206	$13.38
Class C	201,444	15,097	13.34
Class T	10	1	13.37
Class F-1	279,205	20,875	13.37
Class F-2	385,954	28,856	13.38
Class F-3	197,313	14,751	13.38
Class 529-A	135,180	10,107	13.37
Class 529-C	31,944	2,397	13.33
Class 529-E	7,876	589	13.37
Class 529-T	10	1	13.37
Class 529-F-1	14,581	1,090	13.37
Class R-1	7,560	566	13.35
Class R-2	98,649	7,393	13.34
Class R-2E	3,475	260	13.37
Class R-3	118,784	8,882	13.37
Class R-4	154,089	11,520	13.38
Class R-5E	1,526	114	13.37
Class R-5	62,890	4,701	13.38
Class R-6	7,866,973	588,208	13.37

See Notes to Financial Statements

10	U.S. Government Securities Fund

Statement of operations
for the year ended August 31, 2018	(dollars in thousands)

Investment income:
Income:
Interest		$251,655
Fees and expenses*:
Investment advisory services	$23,566
Distribution services	12,403
Transfer agent services	6,350
Administrative services	4,559
Reports to shareholders	273
Registration statement and prospectus	570
Trustees’ compensation	106
Auditing and legal	131
Custodian	25
Other	272	48,255
Net investment income		203,400

Net realized loss and unrealized depreciation:
Net realized loss on:
Investments in unaffiliated issuers	(104,746)
Futures contracts	(220,071)
Swap contracts	(10,965)	(335,782)
Net unrealized (depreciation) appreciation on:
Investments in unaffiliated issuers	(234,233)
Futures contracts	(1,721)
Swap contracts	158,229	(77,725)
Net realized loss and unrealized depreciation		(413,507)
Net decrease in net assets resulting from operations		$(210,107)

*	Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

U.S. Government Securities Fund	11

Statements of changes in net assets
(dollars in thousands)

	Year ended August 31
	2018	2017
Operations:
Net investment income	$203,400	$114,781
Net realized loss	(335,782)	(37,607)
Net unrealized (depreciation) appreciation	(77,725)	34,207
Net (decrease) increase in net assets resulting from operations	(210,107)	111,381

Dividends and distributions paid or accrued to shareholders:
Dividends from net investment income	(201,888)	(116,240)
Distributions from net realized gain on investments	—	(110,310)
Total dividends and distributions paid or accrued to shareholders	(201,888)	(226,550)

Net capital share transactions	2,385,495	1,683,604

Total increase in net assets	1,973,500	1,568,435

Net assets:
Beginning of year	10,138,024	8,569,589
End of year (including undistributed net investment income: $2,711 and $2,327, respectively)	$12,111,524	$10,138,024

See Notes to Financial Statements

12	U.S. Government Securities Fund

Notes to financial statements

1. Organization

The American Funds Income Series (the “trust”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company and has initially issued one series of shares, U.S. Government Securities Fund (the “fund”). The fund seeks to provide a high level of current income consistent with prudent investment risk and preservation of capital.

The fund has 19 share classes consisting of six retail share classes (Classes A, C, T, F-1, F-2 and F-3), five 529 college savings plan share classes (Classes 529-A, 529-C, 529-E, 529-T and 529-F-1) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 3.75%	None (except 1% for certain redemptions within 18 months of purchase without an initial sales charge)	None
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	Class 529-C converts to Class 529-A after 10 years*
Class 529-E	None	None	None
Classes T and 529-T†	Up to 2.50%	None	None
Classes F-1, F-2, F-3 and 529-F-1	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6	None	None	None
*	Effective December 1, 2017.
†	Class T and 529-T shares are not available for purchase.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) are allocated daily among the various share classes based on the relative value of their settled shares. Realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

U.S. Government Securities Fund	13

Dividends and distributions to shareholders — Dividends to shareholders are declared daily after the determination of the fund’s net investment income and are paid to shareholders monthly. Distributions to shareholders are recorded on the ex-dividend date.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Exchange-traded futures are generally valued at the official settlement price of, or the last reported sale price on, the exchange or market on which such instruments are traded, as of the close of business on the day the futures are being valued or, lacking any sales, at the last available bid price. Prices for each future are taken from the exchange or market on which the security trades. Interest rate swaps are generally valued by pricing vendors based on market inputs that include the index and term of index, reset frequency, payer/receiver, currency and pay frequency.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment

14	U.S. Government Securities Fund

adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the fund’s valuation levels as of August 31, 2018 (dollars in thousands):

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
U.S. Treasury bonds & notes	$—	$8,545,095	$—	$8,545,095
Mortgage-backed obligations	—	3,030,651	—	3,030,651
Federal agency bonds & notes	—	214,867	—	214,867
Short-term securities	—	1,981,562	—	1,981,562
Total	$—	$13,772,175	$—	$13,772,175

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$4,668	$—	$—	$4,668
Unrealized appreciation on interest rate swaps	—	160,916	—	160,916
Liabilities:
Unrealized depreciation on futures contracts	(753)	—	—	(753)
Unrealized depreciation on interest rate swaps	—	(51,046)	—	(51,046)
Total	$3,915	$109,870	$—	$113,785

*	Futures contracts and interest rate swaps are not included in the investment portfolio.

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the securities held by the fund may decline — sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

U.S. Government Securities Fund	15

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Investing in mortgage-related and other asset-backed securities — Mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, include debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. Such securities often involve risks that are different from or more acute than the risks associated with investing in other types of debt securities. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in the fund having to reinvest the proceeds in lower yielding securities, effectively reducing the fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing the fund’s cash available for reinvestment in higher yielding securities.

Investing in future delivery contracts — The fund may enter into contracts, such as to-be-announced contracts and mortgage dollar rolls, that involve the fund selling mortgage-related securities and simultaneously contracting to repurchase similar securities for delivery at a future date at a predetermined price. This can increase the fund’s market exposure, and the market price of the securities that the fund contracts to repurchase could drop below their purchase price. While the fund can preserve and generate capital through the use of such contracts by, for example, realizing the difference between the sale price and the future purchase price, the income generated by the fund may be reduced by engaging in such transactions. In addition, these transactions may increase the turnover rate of the fund.

Investing in inflation linked bonds — The values of inflation linked bonds generally fluctuate in response to changes in real interest rates — i.e., rates of interest after factoring in inflation. A rise in real interest rates may cause the prices of inflation linked securities to fall, while a decline in real interest rates may cause the prices to increase. Inflation linked bonds may experience greater losses than other debt securities with similar durations when real interest rates rise faster than nominal interest rates. There can be no assurance that the value of an inflation linked security will be directly correlated to changes in interest rates; for example, if interest rates rise for reasons other than inflation, the increase may not be reflected in the security’s inflation measure.

Investing in inflation linked bonds may also reduce the fund’s distributable income during periods of extreme deflation. If prices for goods and services decline throughout the economy, the principal and income on inflation linked securities may decline and result in losses to the fund.

Investing in derivatives — The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional cash securities, such as stocks and bonds. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a derivative instrument may expose the fund to losses in excess of its initial investment. Derivatives may be difficult for the fund to buy or sell at an opportune time or price and may be difficult to terminate or otherwise offset. The fund’s use of derivatives may result in losses to the fund, and investing in derivatives may reduce the fund’s returns and increase the fund’s price volatility. The fund’s counterparty to a derivative transaction (including, if applicable, the fund’s clearing broker, the derivatives exchange or the clearinghouse) may be unable or unwilling to honor its financial obligations in respect of the transaction.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

16	U.S. Government Securities Fund

5. Certain investment techniques

Index-linked bonds — The fund has invested in index-linked bonds, which are fixed-income securities whose principal value is periodically adjusted to a government price index. Over the life of an index-linked bond, interest is paid on the adjusted principal value. Increases or decreases in the principal value of index-linked bonds are recorded as interest income in the fund’s statement of operations.

Mortgage dollar rolls — The fund has entered into mortgage dollar roll transactions in which the fund sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Mortgage dollar rolls are accounted for as purchase and sale transactions. Portfolio turnover rates excluding and including mortgage dollar rolls are presented at the end of the fund’s financial highlights table.

Futures contracts — The fund has entered into futures contracts, which provide for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument for a specified price, date, time and place designated at the time the contract is made. Futures contracts are used to strategically manage the fund’s interest rate sensitivity by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio.

Upon entering into futures contracts, and to maintain the fund’s open positions in futures contracts, the fund is required to deposit with a futures broker, or FCM, in a segregated account in the name of the FCM an amount of cash, U.S. government securities or other liquid securities, known as initial margin. The margin required for a particular futures contract is set by the exchange on which the contract is traded to serve as collateral, and may be significantly modified from time to time by the exchange during the term of the contract. Securities deposited as initial margin, if any, are disclosed in the investment portfolio and cash deposited as initial margin, if any, is reflected as restricted cash pledged for futures contracts in the fund’s statement of assets and liabilities.

On a daily basis, the fund pays or receives variation margin based on the increase or decrease in the value of the futures contracts and records variation margin on futures contracts in the statement of assets and liabilities. In addition, the fund segregates liquid assets equivalent to the fund’s outstanding obligations under the contract in excess of the initial margin and variation margin, if any. Futures contracts may involve a risk of loss in excess of the variation margin shown on the fund’s statement of assets and liabilities. The fund records realized gains or losses at the time the futures contract is closed or expires. Net realized gains or losses and net unrealized appreciation or depreciation from futures contracts are recorded in the fund’s statement of operations. The average month-end notional amount of futures contracts while held was $9,878,516,000.

Interest rate swaps — The fund has entered into interest rate swap contracts, which are agreements to exchange one stream of future interest payments for another based on a specified notional amount. Typically, interest rate swaps exchange a fixed interest rate for a payment that floats relative to a benchmark or vice versa. The fund’s investment adviser uses interest rate swaps to seek to manage the interest rate sensitivity of the fund by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio. Risks may arise as a result of the fund’s investment adviser incorrectly anticipating changes in interest rates, increased volatility, reduced liquidity and the potential inability of counterparties to meet the terms of their agreements.

Upon entering into an interest rate swap contract, the fund is required to deposit cash, U.S. government securities or other liquid securities, which is known as initial margin. Generally, the initial margin required for a particular interest rate swap is set and held as collateral by the clearinghouse on which the contract is cleared. The amount of initial margin required may be significantly modified from time to time by the clearinghouse during the term of the contract.

On a daily basis, the fund’s investment adviser records daily interest accruals related to the exchange of future payments as a receivable and payable in the fund’s statement of assets and liabilities. The fund also pays or receives a variation margin based on the increase or decrease in the value of the interest rate swaps, including accrued interest, and records variation margin on interest rate swaps in the statement of assets and liabilities. The fund records realized gains and losses on both the net accrued interest and any gain or loss recognized at the time the interest rate swap is closed or expires. Net realized gains or losses, as well as any net unrealized appreciation or depreciation, from interest rate swaps are recorded in the fund’s statement of operations. The average month-end notional amount of interest rate swaps while held was $36,765,541,000.

U.S. Government Securities Fund	17

The following tables present the financial statement impacts resulting from the fund’s use of futures contracts and interest rate swaps as of, or for the year ended, August 31, 2018 (dollars in thousands):

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation*	$4,668	Unrealized depreciation*	$753
Swaps	Interest	Unrealized appreciation*	160,916	Unrealized depreciation*	51,046
			$165,584		$51,799

		Net realized loss		Net unrealized (depreciation) appreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized loss on futures contracts	$(220,071)	Net unrealized depreciation on futures contracts	$(1,721)
Swaps	Interest	Net realized loss on swap contracts	(10,965)	Net unrealized appreciation on swap contracts	158,229
			$(231,036)		$156,508

*	Includes cumulative appreciation/depreciation on futures contracts and interest rate swaps as reported in the applicable tables following the fund’s investment portfolio. Only current day’s variation margin is reported within the statement of assets and liabilities.

Collateral — The fund participates in a collateral program that calls for the fund to either receive or pledge highly liquid assets, such as cash or U.S. government securities, as collateral due to its use of futures contracts, interest rate swaps and future delivery contracts. For futures contracts and interest rate swaps, the program calls for the fund to pledge collateral for initial and variation margin by contract. For future delivery contracts, the program calls for the fund to either receive or pledge collateral based on the net gain or loss on unsettled contracts by certain counterparties. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligation. Non-cash collateral pledged by the fund, if any, is disclosed in the fund’s investment portfolio, and cash collateral pledged by the fund, if any, is held in a segregated account with the fund’s custodian, which is reflected as pledged cash in the fund’s statement of assets and liabilities.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended August 31, 2018, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any significant interest or penalties.

The fund’s tax returns are not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is generally three years after the date of filing but can be extended in certain jurisdictions.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; deferred expenses; cost of investments sold; paydowns on fixed-income securities; net capital losses; amortization of premiums and discounts and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

During the year ended August 31, 2018, the fund reclassified $1,115,000 from undistributed net investment income to accumulated net realized loss and $13,000 from undistributed net investment income to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

18	U.S. Government Securities Fund

As of August 31, 2018, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investments were as follows (dollars in thousands):

Undistributed ordinary income	$2,477
Capital loss carryforward*	(400,862)
Gross unrealized appreciation on investments	187,646
Gross unrealized depreciation on investments	(222,223)
Net unrealized depreciation on investments	(34,577)
Cost of investments	13,920,537

*	The capital loss carryforward will be used to offset any capital gains realized by the fund in future years. The fund will not make distributions from capital gains while a capital loss carryforward remains.

Distributions paid or accrued were characterized for tax purposes as follows (dollars in thousands):

	Year ended August 31, 2018							Year ended August 31, 2017
Share class	Ordinary income		Long-term capital gains	Total dividends paid or accrued		Ordinary income		Long-term capital gains	Total dividends and distributions paid or accrued
Class A	$41,238		$—	$41,238		$52,284		$14,932	$67,216
Class B1						48		28	76
Class C	1,743		—	1,743		3,093		1,503	4,596
Class T2	—	[3]	—	—	[3]	—	[3]	—	—	[3]
Class F-1	3,359		—	3,359		4,123		1,196	5,319
Class F-2	6,098		—	6,098		5,825		1,523	7,348
Class F-3[4]	3,484		—	3,484		555		—	555
Class 529-A	2,074		—	2,074		2,447		718	3,165
Class 529-B1						5		3	8
Class 529-C	287		—	287		553		272	825
Class 529-E	106		—	106		142		48	190
Class 529-T2	—	[3]	—	—	[3]	—	[3]	—	—	[3]
Class 529-F-1	240		—	240		274		73	347
Class R-1	64		—	64		113		54	167
Class R-2	876		—	876		1,419		663	2,082
Class R-2E	37		—	37		33		11	44
Class R-3	1,603		—	1,603		2,308		790	3,098
Class R-4	3,269		—	3,269		4,732		1,337	6,069
Class R-5E	9		—	9		—	[3]	—	—	[3]
Class R-5	1,183		—	1,183		1,275		303	1,578
Class R-6	136,218		—	136,218		101,523		22,344	123,867
Total	$201,888		$—	$201,888		$180,752		$45,798	$226,550

[1]	Class B and 529-B shares were fully liquidated on May 5, 2017.
[2]	Class T and 529-T shares began investment operations on April 7, 2017.
[3]	Amount less than one thousand.
[4]	Class F-3 shares began investment operations on January 27, 2017.

U.S. Government Securities Fund	19

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.300% on the first $60 million of average daily net assets and decreasing to 0.140% on such assets in excess of $10 billion. The agreement also provides for monthly fees, accrued daily, based on a series of decreasing rates beginning with 3.00% on the first $3,333,333 of the fund’s monthly gross income and decreasing to 2.00% on such income in excess of $8,333,333. For the year ended August 31, 2018, the investment advisory services fee was $23,566,000, which was equivalent to an annualized rate of 0.210% of average daily net assets.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, F-3, R-5E, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes T, F-1, 529-T, 529-F-1 and R-4	0.25	0.50

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limits are not exceeded. As of August 31, 2018, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to Class A, C, T, F, 529 and R shares. Administrative services are provided by CRMC to help assist third parties providing non-distribution services to fund shareholders. These services include providing in depth information on the fund and market developments that impact fund investments. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders. The agreement between the fund and the investment adviser provides the fund the ability to charge an administrative services fee of 0.05% of average daily net assets for all share classes. Currently Class A shares pay an annual fee of 0.01% of average daily net assets (which could be increased as noted above) and Class C, T, F, 529 and R shares pay an annual fee of 0.05% of their respective average daily net assets.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the CollegeAmerica 529 college savings plan. The fee is based on the combined net assets invested in Class 529 and ABLE shares of the American Funds. Class ABLE shares are offered on other American Funds by Virginia529 through ABLEAmerica, a tax-advantaged savings program for individuals with disabilities. The quarterly fee is based on a series of decreasing annual rates beginning with 0.10% on the first $20 billion of the combined net assets invested in the American

20	U.S. Government Securities Fund

Funds and decreasing to 0.03% on such assets in excess of $100 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 and ABLE shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. Virginia529 is not considered a related party to the fund.

For the year ended August 31, 2018, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services		Administrative services		529 plan services
Class A	$6,816	$4,140		$265		Not applicable
Class C	2,252	342		113		Not applicable
Class T	—	—	*	—	*	Not applicable
Class F-1	532	296		107		Not applicable
Class F-2	Not applicable	374		163		Not applicable
Class F-3	Not applicable	14		89		Not applicable
Class 529-A	313	186		69		$91
Class 529-C	378	56		19		26
Class 529-E	41	7		4		6
Class 529-T	—	—	*	—	*	—	*
Class 529-F-1	—	19		7		9
Class R-1	80	10		4		Not applicable
Class R-2	793	376		53		Not applicable
Class R-2E	20	9		2		Not applicable
Class R-3	650	250		65		Not applicable
Class R-4	528	224		106		Not applicable
Class R-5E	Not applicable	1		—	*	Not applicable
Class R-5	Not applicable	35		32		Not applicable
Class R-6	Not applicable	11		3,461		Not applicable
Total class-specific expenses	$12,403	$6,350		$4,559		$132

*	Amount less than one thousand.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $106,000 in the fund’s statement of operations reflects $81,000 in current fees (either paid in cash or deferred) and a net increase of $25,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

Security transactions with related funds — The fund may purchase from, or sell securities to, other funds managed by CRMC (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. When such transactions occur, each transaction is executed at the current market price of the security and no brokerage commissions or fees are paid in accordance with Rule 17a-7 of the 1940 Act.

Interfund lending — Pursuant to an exemptive order issued by the SEC, the fund, along with other CRMC-managed funds (or funds managed by certain affiliates of CRMC), may participate in an interfund lending program. The program provides an alternate credit facility that permits the funds to lend or borrow cash for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. The fund did not lend or borrow cash through the interfund lending program at any time during the year ended August 31, 2018.

U.S. Government Securities Fund	21

8. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales[1]		Reinvestments of dividends and distributions				Repurchases[1]		Net (decrease) increase
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

Year ended August 31, 2018

Class A	$494,680	36,538	$40,345		2,995		$(665,814)	(49,281)	$(130,789)	(9,748)
Class C	33,225	2,465	1,703		127		(81,625)	(6,055)	(46,697)	(3,463)
Class T	—	—	—		—		—	—	—	—
Class F-1	152,741	11,373	3,315		246		(80,383)	(5,925)	75,673	5,694
Class F-2	274,556	20,325	5,941		442		(140,088)	(10,398)	140,409	10,369
Class F-3	145,019	10,655	3,349		249		(58,619)	(4,342)	89,749	6,562
Class 529-A	43,232	3,190	2,060		153		(39,616)	(2,935)	5,676	408
Class 529-C	8,007	594	284		21		(23,823)	(1,762)	(15,532)	(1,147)
Class 529-E	1,651	122	106		8		(2,379)	(176)	(622)	(46)
Class 529-T	—	—	—	[2]	—	[2]	—	—	— [2]	— [2]
Class 529-F-1	6,622	491	238		18		(5,030)	(372)	1,830	137
Class R-1	1,308	97	63		4		(2,393)	(177)	(1,022)	(76)
Class R-2	31,131	2,309	865		64		(45,103)	(3,343)	(13,107)	(970)
Class R-2E	1,164	86	37		3		(985)	(73)	216	16
Class R-3	40,587	3,004	1,583		117		(63,438)	(4,696)	(21,268)	(1,575)
Class R-4	65,655	4,846	3,230		240		(158,667)	(11,805)	(89,782)	(6,719)
Class R-5E	1,640	121	9		1		(126)	(9)	1,523	113
Class R-5	22,936	1,690	1,149		85		(22,072)	(1,631)	2,013	144
Class R-6	2,418,371	178,285	136,127		10,115		(167,273)	(12,387)	2,387,225	176,013
Total net increase (decrease)	$3,742,525	276,191	$200,404		14,888		$(1,557,434)	(115,367)	$2,385,495	175,712

Year ended August 31, 2017

Class A	$640,098	46,176	$65,905		4,807		$(909,723)	(65,872)	$(203,720)	(14,889)
Class B3	75	5	73		6		(11,386)	(825)	(11,238)	(814)
Class C	51,632	3,728	4,525		332		(98,638)	(7,164)	(42,481)	(3,104)
Class T4	10	1	—		—		—	—	10	1
Class F-1	57,477	4,152	5,274		384		(93,898)	(6,796)	(31,147)	(2,260)
Class F-2	252,635	18,216	7,052		514		(264,176)	(19,122)	(4,489)	(392)
Class F-3[5]	124,335	9,028	504		36		(12,097)	(875)	112,742	8,189
Class 529-A	29,498	2,126	3,155		230		(37,319)	(2,702)	(4,666)	(346)
Class 529-B3	49	4	6		—	[2]	(1,026)	(74)	(971)	(70)
Class 529-C	9,629	698	824		60		(15,751)	(1,144)	(5,298)	(386)
Class 529-E	1,535	111	190		14		(2,247)	(163)	(522)	(38)
Class 529-T4	10	1	—	[2]	—	[2]	—	—	10	1
Class 529-F-1	4,826	348	346		25		(4,548)	(329)	624	44
Class R-1	1,766	128	166		12		(3,630)	(264)	(1,698)	(124)
Class R-2	42,380	3,071	2,073		152		(59,268)	(4,305)	(14,815)	(1,082)
Class R-2E	5,449	389	44		4		(3,814)	(271)	1,679	122
Class R-3	68,806	4,978	3,079		225		(79,317)	(5,752)	(7,432)	(549)
Class R-4	81,501	5,885	6,062		443		(104,725)	(7,585)	(17,162)	(1,257)
Class R-5E	—	—	—		—		—	—	—	—
Class R-5	23,783	1,722	1,571		115		(20,979)	(1,521)	4,375	316
Class R-6	1,905,252	138,255	123,859		9,023		(119,308)	(8,626)	1,909,803	138,652
Total net increase (decrease)	$3,300,746	239,022	$224,708		16,382		$(1,841,850)	(133,390)	$1,683,604	122,014

[1]	Includes exchanges between share classes of the fund.
[2]	Amount less than one thousand.
[3]	Class B and 529-B shares were fully liquidated on May 5, 2017.
[4]	Class T and 529-T shares began investment operations on April 7, 2017.
[5]	Class F-3 shares began investment operations on January 27, 2017.

22	U.S. Government Securities Fund

9. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $33,233,397,000 and $33,235,906,000, respectively, during the year ended August 31, 2018.

U.S. Government Securities Fund	23

Financial highlights

		(Loss) income from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimbursements		Ratio of expenses to average net assets after reimbursements[3]		Ratio of net income (loss) to average net assets[3]
Class A:
8/31/2018	$13.89	$.21	$(.51)	$(.30)	$(.21)	$—	$(.21)	$13.38	(2.15)%	$2,544		.64%		.64%		1.58%
8/31/2017	14.10	.15	(.04)	.11	(.15)	(.17)	(.32)	13.89	.86	2,778		.63		.63		1.08
8/31/2016	14.09	.14	.26	.40	(.18)	(.21)	(.39)	14.10	2.88	3,029		.63		.63		.97
8/31/2015	13.99	.10	.15	.25	(.15)	—	(.15)	14.09	1.82	2,655		.65		.65		.72
8/31/2014	13.68	.16	.42	.58	(.15)	(.12)	(.27)	13.99	4.32	2,654		.64		.64		1.13
Class C:
8/31/2018	13.86	.11	(.52)	(.41)	(.11)	—	(.11)	13.34	(2.91)	201		1.42		1.42		.80
8/31/2017	14.07	.04	(.03)	.01	(.05)	(.17)	(.22)	13.86	.11	257		1.42		1.42		.29
8/31/2016	14.07	.03	.25	.28	(.07)	(.21)	(.28)	14.07	2.06	305		1.42		1.42		.20
8/31/2015	13.98	(.01)	.15	.14	(.05)	—	(.05)	14.07	1.09	260		1.42		1.42		(.05)
8/31/2014	13.67	.05	.43	.48	(.05)	(.12)	(.17)	13.98	3.46	272		1.43		1.43		.34
Class T:
8/31/2018	13.89	.24	(.52)	(.28)	(.24)	—	(.24)	13.37	(1.99)[4]	—	[5]	.42	[4]	.42	[4]	1.81	[4]
8/31/2017[6,7]	13.71	.08	.18	.26	(.08)	—	(.08)	13.89	1.90 [4,8]	—	[5]	.16	[4,8]	.16	[4,8]	.59	[4,8]
Class F-1:
8/31/2018	13.89	.21	(.52)	(.31)	(.21)	—	(.21)	13.37	(2.17)	279		.66		.66		1.59
8/31/2017	14.10	.15	(.04)	.11	(.15)	(.17)	(.32)	13.89	.84	211		.66		.66		1.05
8/31/2016	14.09	.14	.26	.40	(.18)	(.21)	(.39)	14.10	2.88	246		.65		.65		1.01
8/31/2015	13.99	.11	.15	.26	(.16)	—	(.16)	14.09	1.85	146		.62		.62		.74
8/31/2014	13.68	.16	.42	.58	(.15)	(.12)	(.27)	13.99	4.33	164		.64		.64		1.14
Class F-2:
8/31/2018	13.89	.25	(.51)	(.26)	(.25)	—	(.25)	13.38	(1.90)	386		.39		.39		1.87
8/31/2017	14.10	.18	(.03)	.15	(.19)	(.17)	(.36)	13.89	1.11	257		.39		.39		1.33
8/31/2016	14.09	.18	.25	.43	(.21)	(.21)	(.42)	14.10	3.15	266		.38		.38		1.30
8/31/2015	13.99	.14	.15	.29	(.19)	—	(.19)	14.09	2.09	117		.38		.38		1.01
8/31/2014	13.68	.19	.43	.62	(.19)	(.12)	(.31)	13.99	4.59	71		.39		.39		1.39
Class F-3:
8/31/2018	13.89	.27	(.52)	(.25)	(.26)	—	(.26)	13.38	(1.79)	197		.28		.28		1.98
8/31/2017[6,9]	13.66	.13	.23	.36	(.13)	—	(.13)	13.89	2.66 [8]	114		.28	[10]	.28	[10]	1.64	[10]
Class 529-A:
8/31/2018	13.89	.21	(.53)	(.32)	(.20)	—	(.20)	13.37	(2.21)	135		.70		.70		1.53
8/31/2017	14.10	.14	(.04)	.10	(.14)	(.17)	(.31)	13.89	.81	135		.69		.69		1.03
8/31/2016	14.09	.13	.26	.39	(.17)	(.21)	(.38)	14.10	2.81	142		.71		.71		.89
8/31/2015	13.99	.09	.15	.24	(.14)	—	(.14)	14.09	1.75	131		.72		.72		.65
8/31/2014	13.68	.14	.43	.57	(.14)	(.12)	(.26)	13.99	4.23	138		.73		.73		1.04

24	U.S. Government Securities Fund

		(Loss) income from investment operations[1]				Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)		Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimbursements		Ratio of expenses to average net assets after reimbursements[3]		Ratio of net income (loss) to average net assets[3]
Class 529-C:
8/31/2018	$13.84	$.10		$(.51)	$(.41)	$(.10)	$—	$(.10)	$13.33	(2.94)%	$32		1.45%		1.45%		.76%
8/31/2017	14.06	.04		(.04)	— [11]	(.05)	(.17)	(.22)	13.84	.02	49		1.46		1.46		.25
8/31/2016	14.06	.02		.26	.28	(.07)	(.21)	(.28)	14.06	2.02	55		1.47		1.47		.13
8/31/2015	13.97	(.01)		.15	.14	(.05)	—	(.05)	14.06	.98	54		1.47		1.47		(.11)
8/31/2014	13.66	.04		.43	.47	(.04)	(.12)	(.16)	13.97	3.48	61		1.49		1.49		.28
Class 529-E:
8/31/2018	13.89	.18		(.53)	(.35)	(.17)	—	(.17)	13.37	(2.42)	8		.92		.92		1.30
8/31/2017	14.10	.11		(.04)	.07	(.11)	(.17)	(.28)	13.89	.58	9		.92		.92		.79
8/31/2016	14.09	.09		.26	.35	(.13)	(.21)	(.34)	14.10	2.57	9		.94		.94		.67
8/31/2015	13.99	.06		.15	.21	(.11)	—	(.11)	14.09	1.52	9		.95		.95		.42
8/31/2014	13.68	.09		.45	.54	(.11)	(.12)	(.23)	13.99	3.99	8		.97		.97		.81
Class 529-T:
8/31/2018	13.89	.23		(.52)	(.29)	(.23)	—	(.23)	13.37	(2.06)[4]	—	[5]	.49	[4]	.49	[4]	1.74 [4]
8/31/2017[6,7]	13.71	.08		.18	.26	(.08)	—	(.08)	13.89	1.87 [4,8]	—	[5]	.19	[4,8]	.19	[4,8]	.56 [4,8]
Class 529-F-1:
8/31/2018	13.89	.24		(.53)	(.29)	(.23)	—	(.23)	13.37	(1.98)	15		.47		.47		1.77
8/31/2017	14.10	.17		(.03)	.14	(.18)	(.17)	(.35)	13.89	1.03	13		.47		.47		1.25
8/31/2016	14.09	.16		.26	.42	(.20)	(.21)	(.41)	14.10	3.04	13		.49		.49		1.13
8/31/2015	13.99	.13		.15	.28	(.18)	—	(.18)	14.09	1.98	11		.49		.49		.89
8/31/2014	13.68	.21		.39	.60	(.17)	(.12)	(.29)	13.99	4.46	10		.51		.51		1.28
Class R-1:
8/31/2018	13.86	.11		(.51)	(.40)	(.11)	—	(.11)	13.35	(2.89)	8		1.40		1.40		.82
8/31/2017	14.08	.04		(.04)	— [11]	(.05)	(.17)	(.22)	13.86	.06	9		1.41		1.41		.29
8/31/2016	14.07	.03		.27	.30	(.08)	(.21)	(.29)	14.08	2.15	11		1.39		1.39		.20
8/31/2015	13.98	—	[11]	.15	.15	(.06)	—	(.06)	14.07	1.04	12		1.39		1.39		(.03)
8/31/2014	13.67	.05		.43	.48	(.05)	(.12)	(.17)	13.98	3.55	14		1.40		1.40		.37
Class R-2:
8/31/2018	13.86	.11		(.52)	(.41)	(.11)	—	(.11)	13.34	(2.87)	99		1.37		1.37		.85
8/31/2017	14.07	.04		(.03)	.01	(.05)	(.17)	(.22)	13.86	.15	116		1.40		1.40		.31
8/31/2016	14.07	.03		.26	.29	(.08)	(.21)	(.29)	14.07	2.10	133		1.37		1.37		.22
8/31/2015	13.98	—	[11]	.15	.15	(.06)	—	(.06)	14.07	1.05	134		1.38		1.38		(.02)
8/31/2014	13.67	.05		.43	.48	(.05)	(.12)	(.17)	13.98	3.54	147		1.43		1.43		.34
Class R-2E:
8/31/2018	13.89	.15		(.52)	(.37)	(.15)	—	(.15)	13.37	(2.61)	3		1.12		1.12		1.11
8/31/2017	14.10	.08		(.03)	.05	(.09)	(.17)	(.26)	13.89	.42	3		1.10		1.10		.61
8/31/2016	14.09	.11		.25	.36	(.14)	(.21)	(.35)	14.10	2.63	2		1.07		1.07		.76
8/31/2015	13.99	.12		.15	.27	(.17)	—	(.17)	14.09	1.95 [4]	—	[5]	.51	[4]	.51	[4]	.86 [4]
8/31/2014[6,12]	13.99	—		—	—	—	—	—	13.99	—	—	[5]	—		—		—

See end of table for footnotes.

U.S. Government Securities Fund	25

Financial highlights (continued)

		(Loss) income from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimbursements		Ratio of expenses to average net assets after reimbursements[3]		Ratio of net income (loss) to average net assets[3]
Class R-3:
8/31/2018	$13.89	$.17	$(.52)	$(.35)	$(.17)	$—	$(.17)	$13.37	(2.46)%	$119		.96%		.96%		1.26%
8/31/2017	14.10	.11	(.04)	.07	(.11)	(.17)	(.28)	13.89	.55	145		.95		.95		.76
8/31/2016	14.09	.09	.26	.35	(.13)	(.21)	(.34)	14.10	2.57	155		.95		.95		.66
8/31/2015	13.99	.06	.15	.21	(.11)	—	(.11)	14.09	1.53	140		.94		.94		.43
8/31/2014	13.68	.11	.43	.54	(.11)	(.12)	(.23)	13.99	3.99	142		.97		.97		.80
Class R-4:
8/31/2018	13.89	.21	(.51)	(.30)	(.21)	—	(.21)	13.38	(2.13)	154		.63		.63		1.58
8/31/2017	14.10	.15	(.04)	.11	(.15)	(.17)	(.32)	13.89	.88	253		.62		.62		1.09
8/31/2016	14.09	.15	.25	.40	(.18)	(.21)	(.39)	14.10	2.90	275		.62		.62		1.09
8/31/2015	13.99	.11	.15	.26	(.16)	—	(.16)	14.09	1.86	124		.61		.61		.76
8/31/2014	13.68	.16	.42	.58	(.15)	(.12)	(.27)	13.99	4.33	120		.63		.63		1.14
Class R-5E:
8/31/2018	13.89	.26	(.54)	(.28)	(.24)	—	(.24)	13.37	(1.91)	2		.41		.41		1.98
8/31/2017	14.10	.19	(.04)	.15	(.19)	(.17)	(.36)	13.89	1.14	—	[5]	.53		.36		1.36
8/31/2016[6,13]	14.08	.13	.25	.38	(.15)	(.21)	(.36)	14.10	2.74 [8]	—	[5]	.49	[10]	.49	[10]	1.21	[10]
Class R-5:
8/31/2018	13.89	.26	(.52)	(.26)	(.25)	—	(.25)	13.38	(1.84)	63		.33		.33		1.90
8/31/2017	14.10	.19	(.03)	.16	(.20)	(.17)	(.37)	13.89	1.18	63		.33		.33		1.40
8/31/2016	14.09	.17	.27	.44	(.22)	(.21)	(.43)	14.10	3.20	60		.32		.32		1.21
8/31/2015	13.99	.15	.15	.30	(.20)	—	(.20)	14.09	2.15	113		.32		.32		1.06
8/31/2014	13.68	.20	.42	.62	(.19)	(.12)	(.31)	13.99	4.65	101		.33		.33		1.44
Class R-6:
8/31/2018	13.89	.27	(.53)	(.26)	(.26)	—	(.26)	13.37	(1.78)	7,867		.27		.27		1.98
8/31/2017	14.10	.20	(.04)	.16	(.20)	(.17)	(.37)	13.89	1.23	5,726		.27		.27		1.48
8/31/2016	14.09	.19	.26	.45	(.23)	(.21)	(.44)	14.10	3.26	3,857		.27		.27		1.35
8/31/2015	13.99	.16	.15	.31	(.21)	—	(.21)	14.09	2.20	3,014		.27		.27		1.12
8/31/2014	13.68	.21	.42	.63	(.20)	(.12)	(.32)	13.99	4.70	2,357		.28		.28		1.51

	Year ended August 31
Portfolio turnover rate for all share classes[14]	2018	2017	2016	2015	2014

Excluding mortgage dollar roll transactions	95%	187%	296%	263%	Not available
Including mortgage dollar roll transactions	383%	577%	693%	771%	423%

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	This column reflects the impact, if any, of certain reimbursements from CRMC. During some of the periods shown, CRMC paid a portion of the fund’s transfer agent fees for certain retirement plan share classes.
[4]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[5]	Amount less than $1 million.
[6]	Based on operations for a period that is less than a full year.
[7]	Class T and 529-T shares began investment operations on April 7, 2017.
[8]	Not annualized.
[9]	Class F-3 shares began investment operations on January 27, 2017.
[10]	Annualized.
[11]	Amount less than $.01.
[12]	Class R-2E shares began investment operations on August 29, 2014.
[13]	Class R-5E shares began investment operations on November 20, 2015.
[14]	Refer to Note 5 for more information on mortgage dollar rolls.

See Notes to Financial Statements

26	U.S. Government Securities Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of The American Funds Income Series - U.S. Government Securities Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of The American Funds Income Series - U.S. Government Securities Fund (the “Fund”), including the summary investment portfolio, as of August 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Costa Mesa, California
October 17, 2018

We have served as the auditor of one or more American Funds investment companies since 1956.

U.S. Government Securities Fund	27

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (March 1, 2018, through August 31, 2018).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2, F-3 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

28	U.S. Government Securities Fund

	Beginning account value	Ending account value	Expenses paid	Annualized
	3/1/2018	8/31/2018	during period*	expense ratio
Class A – actual return	$1,000.00	$1,009.68	$3.29	.65%
Class A – assumed 5% return	1,000.00	1,021.93	3.31	.65
Class C – actual return	1,000.00	1,006.54	7.18	1.42
Class C – assumed 5% return	1,000.00	1,018.05	7.22	1.42
Class T – actual return	1,000.00	1,010.85	2.13	.42
Class T – assumed 5% return	1,000.00	1,023.09	2.14	.42
Class F-1 – actual return	1,000.00	1,009.65	3.29	.65
Class F-1 – assumed 5% return	1,000.00	1,021.93	3.31	.65
Class F-2 – actual return	1,000.00	1,011.01	1.93	.38
Class F-2 – assumed 5% return	1,000.00	1,023.29	1.94	.38
Class F-3 – actual return	1,000.00	1,011.53	1.42	.28
Class F-3 – assumed 5% return	1,000.00	1,023.79	1.43	.28
Class 529-A – actual return	1,000.00	1,009.36	3.60	.71
Class 529-A – assumed 5% return	1,000.00	1,021.63	3.62	.71
Class 529-C – actual return	1,000.00	1,005.68	7.28	1.44
Class 529-C – assumed 5% return	1,000.00	1,017.95	7.32	1.44
Class 529-E – actual return	1,000.00	1,009.05	4.66	.92
Class 529-E – assumed 5% return	1,000.00	1,020.57	4.69	.92
Class 529-T – actual return	1,000.00	1,010.49	2.53	.50
Class 529-T – assumed 5% return	1,000.00	1,022.68	2.55	.50
Class 529-F-1 – actual return	1,000.00	1,010.58	2.38	.47
Class 529-F-1 – assumed 5% return	1,000.00	1,022.84	2.40	.47
Class R-1 – actual return	1,000.00	1,005.88	7.03	1.39
Class R-1 – assumed 5% return	1,000.00	1,018.20	7.07	1.39
Class R-2 – actual return	1,000.00	1,006.80	6.88	1.36
Class R-2 – assumed 5% return	1,000.00	1,018.35	6.92	1.36
Class R-2E – actual return	1,000.00	1,008.05	5.67	1.12
Class R-2E – assumed 5% return	1,000.00	1,019.56	5.70	1.12
Class R-3 – actual return	1,000.00	1,008.83	4.86	.96
Class R-3 – assumed 5% return	1,000.00	1,020.37	4.89	.96
Class R-4 – actual return	1,000.00	1,009.79	3.19	.63
Class R-4 – assumed 5% return	1,000.00	1,022.03	3.21	.63
Class R-5E – actual return	1,000.00	1,011.64	2.08	.41
Class R-5E – assumed 5% return	1,000.00	1,023.14	2.09	.41
Class R-5 – actual return	1,000.00	1,011.29	1.67	.33
Class R-5 – assumed 5% return	1,000.00	1,023.54	1.68	.33
Class R-6 – actual return	1,000.00	1,011.57	1.37	.27
Class R-6 – assumed 5% return	1,000.00	1,023.84	1.38	.27

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amount for the fund’s fiscal year ended August 31, 2018:

U.S. government income that may be exempt from state taxation	$178,594,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2019, to determine the calendar year amounts to be included on their 2018 tax returns. Shareholders should consult their tax advisors.

U.S. Government Securities Fund	29

Approval of Investment Advisory and Service Agreement

U.S. Government Securities Fund’s board has approved the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through April 30, 2019. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all of the fund’s independent board members. The board and the committee determined in the exercise of their business judgment that the fund’s advisory fee structure was fair and reasonable in relation to the services provided, and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year and otherwise provided to them, as well as information prepared specifically in connection with their review of the agreement, and were advised by their independent counsel. They considered the following factors, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor, and each board and committee member did not necessarily attribute the same weight to each factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of CRMC and the Capital Group organization; the resources and systems CRMC devotes to investment management, compliance, trading, portfolio accounting and other services; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative, compliance and shareholder services provided by CRMC to the fund under the agreement and other agreements, as well as the benefits to fund shareholders from investing in a fund that is part of a large family of funds. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit the fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of the fund in light of its objective of providing a high level of current income consistent with prudent investment risk and preservation of capital. They compared the fund’s investment results with those of other relevant funds (including funds that currently form the basis of the Lipper index for the category in which the fund is included), and data such as relevant market and fund indexes, over various periods through October 31, 2017. This report, including the letter to shareholders and related disclosures, contains certain information about the fund’s investment results. The board and the committee reviewed the fund’s investment results measured against the Lipper General U.S. Government Funds Average and the Bloomberg Barclays U.S. Government/Mortgage-Backed Securities Index. They reviewed the results for the one-year, three-year, five-year, 10-year, 15-year, 20-year and lifetime periods. While the board and committee generally place a greater emphasis on longer term periods, they noted that the investment results of the fund were mixed for all periods compared to the results of these indexes. The board and the committee concluded that the fund’s investment results have been satisfactory for renewal of the agreement, and that CRMC’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of the fund to those of other relevant funds. They observed that the fund’s advisory fees and total expenses generally compared favorably to those of other similar funds included in the Lipper General U.S. Government Funds category. The board and the committee also considered the breakpoint discounts in the fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase. In addition, they reviewed information regarding the effective advisory fees charged to non-mutual fund clients by CRMC and its affiliates. They noted that, to the extent there were differences between the advisory fees paid by the fund and the advisory fees paid by those clients, the differences appropriately reflected the investment, operational, regulatory and market differences between advising the fund and the other clients. The board and the committee concluded that the fund’s cost structure was fair and reasonable in relation to the services provided, and that the fund’s shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

30	U.S. Government Securities Fund

4. Ancillary benefits

The board and the committee considered a variety of other benefits that CRMC and its affiliates receive as a result of CRMC’s relationship with the fund and other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC and its institutional management affiliates in managing other investment vehicles. The board and the committee reviewed CRMC’s portfolio trading practices, noting the benefits CRMC receives from the research obtained with commissions from portfolio transactions made on behalf of the fund. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by the fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and related cost allocation methodology as well as its willingness to invest in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They noted information regarding the compensation structure for CRMC’s investment professionals. The board and the committee also compared CRMC’s profitability and compensation data to the reported results and data of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the fund’s advisory fee structure and CRMC’s sharing of any economies of scale, or efficiencies, through breakpoints and other fee reductions and costs voluntarily absorbed. The board and the committee concluded that the fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.

U.S. Government Securities Fund	31

Board of trustees and other officers

Independent trustees1

Name and year of birth	Year first elected a trustee of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
William H. Baribault, 1945	2010	CEO and President, Richard Nixon Foundation; Chairman of the Board and CEO, Oakwood Enterprises (private investment and consulting)	81	General Finance Corporation
James G. Ellis, 1947	2006	Dean and Professor of Marketing, Marshall School of Business, University of Southern California	81	Mercury General Corporation
Nariman Farvardin, PhD, 1956	2018	President, Stevens Institute of Technology	78	None
Leonard R. Fuller, 1946	1994	Private investor; former President and CEO, Fuller Consulting (financial management consulting)	81	None
Mary Davis Holt, 1950	2015–2016 2017	Principal, Mary Davis Holt Enterprises, LLC (leadership development consulting); former Partner, Flynn Heath Holt Leadership, LLC (leadership consulting); former COO, Time Life Inc. (1993–2003)	78	None
R. Clark Hooper, 1946 Chairman of the Board (Independent and Non-Executive)	2005	Private investor	81	None
Merit E. Janow, 1958	2010	Dean and Professor, Columbia University, School of International and Public Affairs	80	MasterCard Incorporated; Trimble Inc.
Laurel B. Mitchell, PhD, 1955	2010	Chair, California Jump$tart Coalition for Personal Financial Literacy; part-time faculty, Pomona College; Professor Emerita, University of Redlands; former Distinguished Professor of Accounting, University of Redlands; former Director, Accounting Program, University of Redlands	77	None
Frank M. Sanchez, 1943	1999	Principal, The Sanchez Family Corporation dba McDonald’s Restaurants (McDonald’s licensee)	77	None
Margaret Spellings, 1957	2010	President, The University of North Carolina; former President, George W. Bush Foundation; former President and CEO, Margaret Spellings & Company (public policy and strategic consulting); former President, U.S. Chamber Foundation and Senior Advisor to the President and CEO, U.S. Chamber of Commerce	82	None
Alexandra Trower, 1964	2018	Executive Vice President, Global Communications and Corporate Officer, The Estée Lauder Companies	68	None

Interested trustees4,5

Name, year of birth and position with fund	Year first elected a trustee or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
Michael C. Gitlin, 1970	2015	Partner — Capital Fixed Income Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.;[6] served as Head of Fixed Income at a large investment management firm prior to joining Capital Research and Management Company in 2015	19	None
John H. Smet, 1956	1993	Partner — Capital Fixed Income Investors, Capital Research and Management Company; Director, Capital Research and Management Company	22	None

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the American Funds website at americanfunds.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

32	U.S. Government Securities Fund

Other officers5

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
Fergus N. MacDonald, 1969 President	2011	Partner — Capital Fixed Income Investors, Capital Research and Management Company
Kristine M. Nishiyama, 1970 Executive Vice President	2003	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company; Chair, Senior Vice President and General Counsel, Capital Bank and Trust Company[6]
David J. Betanzos, 1974 Senior Vice President	2015	Partner — Capital Fixed Income Investors, Capital Research and Management Company
Ritchie Tuazon, 1978 Vice President	2015	Vice President — Capital Fixed Income Investors, Capital Research and Management Company
Steven I. Koszalka, 1964 Secretary	2010	Vice President — Fund Business Management Group, Capital Research and Management Company
Brian C. Janssen, 1972 Treasurer	2015	Vice President — Investment Operations, Capital Research and Management Company
Jane Y. Chung, 1974 Assistant Secretary	2014	Associate — Fund Business Management Group, Capital Research and Management Company
Dori Laskin, 1951 Assistant Treasurer	2010	Vice President — Investment Operations, Capital Research and Management Company
Gregory F. Niland, 1971 Assistant Treasurer	2015	Vice President — Investment Operations, Capital Research and Management Company

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[4]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[5]	All of the trustees and/or officers listed are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[6]	Company affiliated with Capital Research and Management Company.

U.S. Government Securities Fund	33

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34	U.S. Government Securities Fund

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U.S. Government Securities Fund	35

Offices of the fund and of the investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618-4518

Transfer agent for shareholder accounts
American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel
Morgan, Lewis & Bockius LLP
300 South Grand Avenue, 22nd Floor
Los Angeles, CA 90071-3132

Independent registered public accounting firm
Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

Principal underwriter

American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

36	U.S. Government Securities Fund

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com. Fund shares offered through American Funds Distributors, Inc.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete August 31, 2018, portfolio of U.S. Government Securities Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

U.S. Government Securities Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at (800) SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of U.S. Government Securities Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2018, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

Bloomberg® is a trademark of Bloomberg Finance L.P. (collectively with its affiliates, “Bloomberg”). Barclays® is a trademark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Neither Bloomberg nor Barclays approves or endorses this material, guarantees the accuracy or completeness of any information herein and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

The Capital Advantage®

Since 1931, American Funds by Capital Group has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in a superior long-term track record.

Aligned with investor success

We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 27 years of investment experience, including 22 years at our company, reflecting a career commitment to our long-term approach.1

The Capital System

The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

American Funds’ superior long-term track record

Equity funds have beaten their Lipper peer indexes in 92% of 10-year periods and 99% of 20-year periods. Fixed income funds have beaten their Lipper indexes in 77% of 10-year periods and 80% of 20-year periods.2 Fund management fees have been among the lowest in the industry.3

[1]	Portfolio manager experience as of December 31, 2017.
[2]	Based on Class F-2 share results for rolling periods through December 31, 2017. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except Capital Income Builder and SMALLCAP World Fund, for which the Lipper average was used). Expenses differ for each share class, so results will vary. Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on Class A share results without a sales charge, adjusted for typical estimated expenses. Results for certain funds with an inception date after August 1, 2008, also include hypothetical returns because those funds’ Class F-2 shares sold after the funds’ date of first offering. Please see americanfunds.com for more information on specific expense adjustments and the actual dates of first sale.
[3]	On average, our management fees were in the lowest quintile 71% of the time, based on the 20-year period ended December 31, 2017, versus comparable Lipper categories, excluding funds of funds.

All Capital Group trademarks referenced are registered trademarks owned by The Capital Group Companies, Inc. or an affiliated company. All other company and product names mentioned are the trademarks or registered trademarks of their respective companies.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made by calling 800/421-4225 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Laurel B. Mitchell, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services	GVT

Registrant:
a) Audit Fees:

2017	$124,000
2018	$111,000

b) Audit-Related Fees:
2017	$3,000
2018	$2,000

c) Tax Fees:
2017	$8,000
2018	$8,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
2017	None
2018	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2017	$1,324,000
2018	$546,000
The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2017	None
2018	None
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2017	None
2018	None
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $1,476,000 for fiscal year 2017 and $556,000 for fiscal year 2018. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

U.S. Government Securities Fund®
Investment portfolio
August 31, 2018
Bonds, notes & other debt instruments 97.35% U.S. Treasury bonds & notes 70.55% U.S. Treasury 60.58%	Principal amount (000)	Value (000)
U.S. Treasury 1.25% 2019	$40,000	$39,431
U.S. Treasury 1.375% 2019	50,000	49,410
U.S. Treasury 1.50% 2019	83,000	82,695
U.S. Treasury 1.50% 2019	70,000	69,191
U.S. Treasury 1.625% 2019	114,800	114,370
U.S. Treasury 1.25% 2020	15,600	15,301
U.S. Treasury 1.375% 2020	36,000	35,286
U.S. Treasury 1.375% 2020	27,000	26,530
U.S. Treasury 1.375% 2020	26,548	25,842
U.S. Treasury 1.625% 2020	7,500	7,360
U.S. Treasury 1.75% 2020	56,150	55,097
U.S. Treasury 2.00% 2020	32,000	31,545
U.S. Treasury 2.25% 2020	70,000	69,630
U.S. Treasury 2.50% 2020	152,000	151,653
U.S. Treasury 2.625% 2020	9,400	9,398
U.S. Treasury 8.75% 2020	5,255	5,861
U.S. Treasury 1.125% 2021	20,500	19,551
U.S. Treasury 1.125% 2021	—[1]	—[1]
U.S. Treasury 1.75% 2021	195,621	189,819
U.S. Treasury 2.00% 2021	145,000	141,693
U.S. Treasury 2.00% 2021	37,000	36,212
U.S. Treasury 2.00% 2021	31,550	30,919
U.S. Treasury 2.125% 2021	22,000	21,643
U.S. Treasury 2.25% 2021	169,300	167,204
U.S. Treasury 2.375% 2021	225,000	223,247
U.S. Treasury 2.625% 2021	22,000	21,958
U.S. Treasury 2.75% 2021	14,220	14,243
U.S. Treasury 8.00% 2021	3,400	3,949
U.S. Treasury 1.625% 2022	121,000	115,985
U.S. Treasury 1.625% 2022	680	650
U.S. Treasury 1.75% 2022	371,500	358,557
U.S. Treasury 1.75% 2022	132,600	128,215
U.S. Treasury 1.75% 2022	47,000	45,388
U.S. Treasury 1.75% 2022	38,000	36,648
U.S. Treasury 1.75% 2022	25,000	24,196
U.S. Treasury 1.875% 2022	129,030	125,480
U.S. Treasury 1.875% 2022	489,330	474,826
U.S. Treasury 1.875% 2022	152,000	147,220
U.S. Treasury 1.875% 2022	89,000	86,496
U.S. Treasury 1.875% 2022	69,000	66,736
U.S. Treasury 1.875% 2022	38,000	36,901
U.S. Treasury 2.00% 2022	443,000	430,317
U.S. Treasury 2.00% 2022	95,280	92,500
U.S. Treasury 2.125% 2022[2]	904,127	881,705
U.S. Treasury 1.375% 2023	11,000	10,328
U.S. Treasury 1.50% 2023	57,820	54,823
U.S. Government Securities Fund — Page 1 of 10

Bonds, notes & other debt instruments U.S. Treasury bonds & notes (continued) U.S. Treasury (continued)	Principal amount (000)	Value (000)
U.S. Treasury 1.625% 2023	$152,230	$144,774
U.S. Treasury 1.625% 2023	55,000	52,345
U.S. Treasury 2.125% 2023	157,874	153,069
U.S. Treasury 2.375% 2023	68,000	66,994
U.S. Treasury 2.50% 2023	309,740	306,630
U.S. Treasury 2.50% 2023	40,720	40,271
U.S. Treasury 2.625% 2023	80,088	79,684
U.S. Treasury 2.75% 2023	332,760	332,943
U.S. Treasury 2.75% 2023	147,900	147,934
U.S. Treasury 2.75% 2023	119,000	119,070
U.S. Treasury 2.75% 2023	293	293
U.S. Treasury 2.125% 2024[2]	315,650	304,072
U.S. Treasury 2.25% 2024	106,700	103,982
U.S. Treasury 2.25% 2024	57,250	55,526
U.S. Treasury 2.50% 2024	96,000	94,635
U.S. Treasury 2.75% 2024	87,700	87,662
U.S. Treasury 2.125% 2025	22,000	21,093
U.S. Treasury 2.75% 2025	5,000	4,989
U.S. Treasury 2.875% 2025	118,500	119,019
U.S. Treasury 2.875% 2025	89,754	90,160
U.S. Treasury 2.875% 2025	20,000	20,095
U.S. Treasury 2.875% 2028	81,000	81,076
U.S. Treasury 6.25% 2030	5,250	6,996
U.S. Treasury 2.875% 2045	4,750	4,618
U.S. Treasury 3.00% 2045	7,300	7,269
U.S. Treasury 2.75% 2047[2]	49,228	46,604
U.S. Treasury 2.75% 2047	7,250	6,862
U.S. Treasury 3.00% 2048	29,000	28,856
U.S. Treasury 3.00% 2048	27,401	27,268
U.S. Treasury 3.125% 2048	6,200	6,325
		7,337,123
U.S. Treasury inflation-protected securities 9.97%
U.S. Treasury Inflation-Protected Security 0.125% 2022[3]	71,584	70,088
U.S. Treasury Inflation-Protected Security 0.625% 2023[3]	598,514	595,008
U.S. Treasury Inflation-Protected Security 0.25% 2025[3]	26,660	25,827
U.S. Treasury Inflation-Protected Security 0.375% 2025[3]	26,564	25,985
U.S. Treasury Inflation-Protected Security 0.50% 2028[3]	91,531	75,582
U.S. Treasury Inflation-Protected Security 2.125% 2041[3]	3,164	3,956
U.S. Treasury Inflation-Protected Security 0.75% 2042[2,3]	192,237	185,899
U.S. Treasury Inflation-Protected Security 0.625% 2043[3]	23,563	22,102
U.S. Treasury Inflation-Protected Security 1.00% 2046[3]	34,881	35,612
U.S. Treasury Inflation-Protected Security 0.875% 2047[3]	71,399	70,729
U.S. Treasury Inflation-Protected Security 1.00% 2048[3]	118,084	97,184
		1,207,972
Total U.S. Treasury bonds & notes		8,545,095
Mortgage-backed obligations 25.02% Federal agency mortgage-backed obligations 25.02%
Fannie Mae 10.50% 2018[4]	1	1
Fannie Mae 5.50% 2023[4]	379	392
Fannie Mae 6.00% 2024[4]	308	334
Fannie Mae 10.463% 2025[4]	6	6
U.S. Government Securities Fund — Page 2 of 10

Bonds, notes & other debt instruments Mortgage-backed obligations (continued) Federal agency mortgage-backed obligations (continued)	Principal amount (000)	Value (000)
Fannie Mae 6.00% 2026[4]	$16	$17
Fannie Mae 6.50% 2027[4]	585	642
Fannie Mae 6.50% 2027[4]	236	258
Fannie Mae 8.00% 2031[4]	335	371
Fannie Mae 3.00% 2036[4]	27,758	27,353
Fannie Mae 3.00% 2036[4]	15,128	14,908
Fannie Mae 4.00% 2036[4]	20,101	20,714
Fannie Mae 4.00% 2036[4]	12,731	13,134
Fannie Mae 4.00% 2036[4]	9,601	9,893
Fannie Mae 4.00% 2036[4]	4,268	4,398
Fannie Mae 4.00% 2036[4]	1,170	1,205
Fannie Mae 4.00% 2036[4]	31	32
Fannie Mae 3.00% 2037[4]	9,761	9,619
Fannie Mae 6.50% 2037[4]	126	139
Fannie Mae 6.50% 2037[4]	114	123
Fannie Mae 6.50% 2037[4]	38	42
Fannie Mae 7.00% 2037[4]	177	194
Fannie Mae 7.00% 2037[4]	38	42
Fannie Mae 7.50% 2037[4]	40	44
Fannie Mae 6.00% 2038[4]	39	40
Fannie Mae 7.00% 2038[4]	314	339
Fannie Mae 5.00% 2041[4]	1,528	1,643
Fannie Mae 5.00% 2041[4]	987	1,061
Fannie Mae 5.00% 2041[4]	812	873
Fannie Mae 5.00% 2041[4]	581	624
Fannie Mae 3.00% 2046[4]	22,300	21,588
Fannie Mae 3.50% 2047[4]	23,511	23,385
Fannie Mae 3.50% 2047[4]	8,794	8,748
Fannie Mae 3.50% 2047[4]	1,495	1,488
Fannie Mae 4.00% 2047[4]	67,345	68,614
Fannie Mae 4.00% 2047[4]	30,102	30,696
Fannie Mae 4.00% 2047[4]	23,169	23,605
Fannie Mae 3.00% 2048[4,5]	61,000	58,988
Fannie Mae 3.50% 2048[4,5]	39,000	38,764
Fannie Mae 4.00% 2048[4,5]	260,713	265,422
Fannie Mae 4.00% 2048[4,5]	12,063	12,266
Fannie Mae 4.00% 2048[4,5]	3,293	3,346
Fannie Mae 4.50% 2048[4,5]	291,171	301,995
Fannie Mae 4.50% 2048[4]	178,869	185,873
Fannie Mae 4.50% 2048[4]	116,592	121,157
Fannie Mae 4.50% 2048[4,5]	109,404	113,599
Fannie Mae 4.50% 2048[4]	46,931	48,767
Fannie Mae 5.00% 2048[4]	25,897	27,437
Fannie Mae, Series 2001-4, Class NA, 9.153% 2025[4,6]	6	7
Fannie Mae, Series 2001-25, Class ZA, 6.50% 2031[4]	213	224
Fannie Mae, Series 2001-20, Class E, 9.564% 2031[4,6]	2	2
Fannie Mae, Series 2006-65, Class PF, (1-month USD-LIBOR + 0.28%) 2.345% 2036[4,6]	685	681
Fannie Mae, Series 1999-T2, Class A1, 7.50% 2039[4,6]	215	231
Fannie Mae, Series 2012-M2, Class A2, Multi Family, 2.717% 2022[4]	3,905	3,869
Fannie Mae, Series 2012-M3, Class 1A2, Multi Family, 3.044% 2022[4]	3,500	3,495
Fannie Mae, Series 2014-M1, Class A2, Multi Family, 3.299% 2023[4,6]	3,478	3,507
Fannie Mae, Series 2014-M3, Class A2, Multi Family, 3.501% 2024[4,6]	6,525	6,650
Fannie Mae, Series 2006-83, Class AO, principal only, 0% 2036[4]	875	742
Fannie Mae, Series 2006-56, Class OG, principal only, 0% 2036[4]	509	425
U.S. Government Securities Fund — Page 3 of 10

Bonds, notes & other debt instruments Mortgage-backed obligations (continued) Federal agency mortgage-backed obligations (continued)	Principal amount (000)	Value (000)
Freddie Mac 10.00% 2025[4]	$14	$14
Freddie Mac 3.715% 2036[4,6]	355	375
Freddie Mac 4.00% 2036[4]	193	198
Freddie Mac 5.00% 2041[4]	3,467	3,727
Freddie Mac 3.009% 2045[4,6]	5,053	5,073
Freddie Mac 3.50% 2046[4]	5,448	5,430
Freddie Mac 3.50% 2047[4]	30,633	30,478
Freddie Mac 3.50% 2047[4]	23,803	23,683
Freddie Mac 3.50% 2047[4]	22,856	22,740
Freddie Mac 3.50% 2047[4]	14,742	14,669
Freddie Mac 3.50% 2047[4]	5,429	5,401
Freddie Mac 3.00% 2048[4,5]	12,300	11,891
Freddie Mac 3.50% 2048[4]	12,882	12,832
Freddie Mac 3.50% 2048[4,5]	10,000	9,941
Freddie Mac 4.00% 2048[4,5]	142,435	145,039
Freddie Mac 4.50% 2048[4,5]	225,370	233,824
Freddie Mac 4.50% 2048[4,5]	37,007	38,451
Freddie Mac, Series 2289, Class NB, 9.00% 2022[4,6]	5	5
Freddie Mac, Series 1567, Class A, (1-month USD-LIBOR + 0.40%) 2.463% 2023[4,6]	6	6
Freddie Mac, Series 3156, Class PF, (1-month USD-LIBOR + 0.25%) 2.313% 2036[4,6]	1,221	1,229
Freddie Mac, Series KGRP, Class A, Multi Family, (1-month USD-LIBOR + 0.38%) 2.461% 2020[4,6]	1,219	1,221
Freddie Mac, Series K013, Class A1, Multi Family, 2.902% 2020[4]	718	719
Freddie Mac, Series K010, Class A1, Multi Family, 3.32% 2020[4]	189	189
Freddie Mac, Series K031, Class A1, Multi Family, 2.778% 2022[4]	1,533	1,528
Freddie Mac, Series KS01, Class A2, Multi Family, 2.522% 2023[4]	3,185	3,121
Freddie Mac, Series K029, Class A2, Multi Family, 3.32% 2023[4]	1,200	1,214
Freddie Mac, Series K070, Class A2, Multi Family, 3.303% 2027[4,6]	20,965	20,839
Freddie Mac, Series 3156, Class PO, principal only, 0% 2036[4]	1,028	871
Freddie Mac, Series 3146, Class PO, principal only, 0% 2036[4]	462	386
Freddie Mac, Series 3213, Class OG, principal only, 0% 2036[4]	386	344
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class HA, 2.50% 2056[4]	39,186	38,056
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-1, Class HA, 2.50% 2056[4,6]	35,885	34,935
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class MA, 3.00% 2056[4]	37,022	36,070
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class HT, 2.50% 2057[4,6]	9,474	9,210
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class MT, 3.50% 2057[4]	7,322	7,228
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-2, Class MT, 3.50% 2057[4]	126,589	125,369
Government National Mortgage Assn. 10.00% 2019[4]	4	4
Government National Mortgage Assn. 10.00% 2021[4]	13	14
Government National Mortgage Assn. 6.50% 2029[4]	409	452
Government National Mortgage Assn. 6.50% 2032[4]	595	651
Government National Mortgage Assn. 6.50% 2037[4]	230	255
Government National Mortgage Assn. 5.50% 2038[4]	257	278
Government National Mortgage Assn. 5.50% 2038[4]	30	31
Government National Mortgage Assn. 6.00% 2038[4]	365	395
Government National Mortgage Assn. 6.50% 2038[4]	246	256
Government National Mortgage Assn. 6.50% 2038[4]	202	210
Government National Mortgage Assn. 6.50% 2038[4]	132	146
Government National Mortgage Assn. 6.50% 2038[4]	48	53
Government National Mortgage Assn. 4.00% 2039[4]	474	486
Government National Mortgage Assn. 4.00% 2039[4]	53	54
Government National Mortgage Assn. 5.00% 2039[4]	954	1,020
Government National Mortgage Assn. 6.00% 2039[4]	1,947	2,128
Government National Mortgage Assn. 6.50% 2039[4]	667	734
Government National Mortgage Assn. 4.50% 2040[4]	825	870
U.S. Government Securities Fund — Page 4 of 10

Bonds, notes & other debt instruments Mortgage-backed obligations (continued) Federal agency mortgage-backed obligations (continued)	Principal amount (000)	Value (000)
Government National Mortgage Assn. 5.00% 2040[4]	$150	$157
Government National Mortgage Assn. 5.00% 2040[4]	120	126
Government National Mortgage Assn. 5.50% 2040[4]	3,142	3,436
Government National Mortgage Assn. 3.50% 2041[4]	699	693
Government National Mortgage Assn. 4.00% 2041[4]	227	226
Government National Mortgage Assn. 4.50% 2041[4]	10,756	11,223
Government National Mortgage Assn. 5.00% 2041[4]	5,635	5,929
Government National Mortgage Assn. 5.00% 2041[4]	91	96
Government National Mortgage Assn. 5.50% 2041[4]	293	302
Government National Mortgage Assn. 5.50% 2041[4]	225	232
Government National Mortgage Assn. 5.50% 2041[4]	74	76
Government National Mortgage Assn. 6.50% 2041[4]	1,147	1,265
Government National Mortgage Assn. 3.50% 2042[4]	529	531
Government National Mortgage Assn. 4.00% 2042[4]	2,932	2,977
Government National Mortgage Assn. 4.00% 2042[4]	1,493	1,515
Government National Mortgage Assn. 3.50% 2043[4]	3,434	3,447
Government National Mortgage Assn. 4.00% 2046[4]	7,128	7,225
Government National Mortgage Assn. 3.00% 2048[4]	11,000	10,765
Government National Mortgage Assn. 3.50% 2048[4,5]	64,069	64,215
Government National Mortgage Assn. 3.50% 2048[4,5]	35,931	36,048
Government National Mortgage Assn. 4.00% 2048[4]	150,400	153,807
Government National Mortgage Assn. 4.00% 2048[4]	73,756	75,609
Government National Mortgage Assn. 4.50% 2048[4,5]	211,225	219,225
Government National Mortgage Assn. 5.00% 2048[4,5]	26,500	27,830
Government National Mortgage Assn. 6.216% 2058[4]	503	533
Government National Mortgage Assn., Series 2003-46, Class NB, 5.00% 2033[4]	818	846
Government National Mortgage Assn., Series 2010-H23, Class PT, 5.401% 2060[4,6]	14,971	15,139
Government National Mortgage Assn., Series 2011-H02, Class BI, interest only, 0.572% 2061[4,6]	9,298	103
Government National Mortgage Assn., Series 2012-H23, Class FI, interest only, 0.701% 2062[4,6]	14,387	151
National Credit Union Administration, Series 2011-R3, Class 1A, (1-month USD-LIBOR + 0.40%) 2.471% 2020[4,6]	501	502
National Credit Union Administration, Series 2011-R1, Class 1A, (1-month USD-LIBOR + 0.45%) 2.530% 2020[4,6]	308	308
Seasoned Loan Structured Transaction, Series 2018-1, Class A1, 3.50% 2028[4]	24,430	24,458
Vendee Mortgage Trust, Series 2011-2, Class V, 3.75% 2028[4]	10,396	10,251
Vendee Mortgage Trust, Series 2008-1, Class GD, 5.25% 2032[4]	6,977	7,138
Vendee Mortgage Trust, Series 2011-2, Class DA, 3.75% 2033[4]	4,055	4,076
Vendee Mortgage Trust, Series 2010-1, Class DA, 4.25% 2035[4]	1,814	1,836
Total mortgage-backed obligations		3,030,651
Federal agency bonds & notes 1.78%
Export-Import Bank of the United States-Guaranteed, VCK Lease SA 2.591% 2026[4]	1,402	1,375
Export-Import Bank of the United States-Guaranteed, Ethiopian Leasing 2012 LLC 2.646% 2026[4]	1,345	1,321
Fannie Mae 1.25% 2021	31,600	30,269
Fannie Mae 7.125% 2030	3,000	4,113
Federal Home Loan Bank 3.375% 2023	14,160	14,521
Federal Home Loan Bank 5.50% 2036	700	912
Private Export Funding Corp. 1.45% 2019	5,250	5,194
Private Export Funding Corp. 2.25% 2020	10,000	9,942
Private Export Funding Corp. 3.55% 2024	11,150	11,491
Small Business Administration, Series 2001-20K, 5.34% 2021[4]	128	130
Small Business Administration, Series 2001-20J, 5.76% 2021[4]	33	33
Small Business Administration, Series 2001-20F, 6.44% 2021[4]	151	156
Small Business Administration, Series 2003-20B, 4.84% 2023[4]	468	481
U.S. Government Securities Fund — Page 5 of 10

Bonds, notes & other debt instruments Federal agency bonds & notes (continued)	Principal amount (000)	Value (000)
Tennessee Valley Authority 4.65% 2035	$3,930	$4,529
Tennessee Valley Authority 5.88% 2036	2,750	3,602
Tennessee Valley Authority, Series A, 3.875% 2021	8,500	8,723
Tennessee Valley Authority, Series 2008, Class A, 4.875% 2048	3,300	4,038
TVA Southaven 3.846% 2033[4]	2,324	2,326
United States Agency for International Development, Iraq (State of), 2.149% 2022	13,330	12,959
United States Agency for International Development, Israel (State of), Class 1-A, 5.50% 2023	5,000	5,614
United States Agency for International Development, Jordan (Kingdom of) 1.945% 2019	31,500	31,363
United States Agency for International Development, Jordan (Kingdom of) 2.503% 2020	8,200	8,159
United States Agency for International Development, Jordan (Kingdom of) 2.578% 2022	6,000	5,959
United States Agency for International Development, Jordan (Kingdom of) 3.00% 2025	2,500	2,494
United States Agency for International Development, Tunisia (Kingdom of) 1.416% 2021	7,000	6,720
United States Agency for International Development, Ukraine, 1.844% 2019	2,890	2,876
United States Agency for International Development, Ukraine, 1.847% 2020	20,000	19,675
United States Agency for International Development, Ukraine 1.471% 2021	11,770	11,285
United States Government-Guaranteed Certificates of Participation, Overseas Private Investment Corp., 3.49% 2029[4]	1,495	1,518
United States Government-Guaranteed Certificates of Participation, Overseas Private Investment Corp., 3.82% 2032[4]	1,679	1,722
United States Government-Guaranteed Certificates of Participation, Overseas Private Investment Corp., 3.938% 2032[4]	1,324	1,367
		214,867
Total bonds, notes & other debt instruments (cost: $11,933,403,000)		11,790,613
Short-term securities 16.36%
Army Airforce Exchange Service 1.90% due 9/4/2018[7]	35,000	34,993
Bank of New York Co., Inc. 1.89% due 9/4/2018	30,600	30,594
Cisco Systems, Inc. 1.90% due 9/6/2018[7]	60,000	59,981
Emerson Electric Co. 1.95% due 9/20/2018[7]	26,600	26,571
ExxonMobil Corp. 1.95% due 9/18/2018	50,000	49,952
Federal Farm Credit Banks 1.89% due 9/18/2018	11,800	11,791
Federal Home Loan Bank 1.90%–2.03% due 9/5/2018–11/14/2018	1,404,200	1,402,023
Freddie Mac 1.95% due 10/18/2018	85,600	85,393
U.S. Treasury Bills 1.91%–1.95% due 10/4/2018–10/25/2018	245,900	245,385
Wal-Mart Stores, Inc. 1.97% due 9/11/2018[7]	34,900	34,879
Total short-term securities (cost: $1,981,316,000)		1,981,562
Total investment securities 113.71% (cost: $13,914,719,000)		13,772,175
Other assets less liabilities (13.71)%		(1,660,651)
Net assets 100.00%		$12,111,524
Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount[8] (000)	Value at 8/31/2018[9] (000)	Unrealized (depreciation) appreciation at 8/31/2018 (000)
90 Day Euro Dollar Futures	Long	5	December 2018	$1,250	$1,217	$(1)
90 Day Euro Dollar Futures	Short	4,120	June 2019	(1,030,000)	(1,000,542)	(654)
90 Day Euro Dollar Futures	Long	4,741	December 2021	1,185,250	1,150,700	885
2 Year U.S. Treasury Note Futures	Long	12,648	January 2019	2,529,600	2,673,273	623
U.S. Government Securities Fund — Page 6 of 10

Contracts	Type	Number of contracts	Expiration	Notional amount[8] (000)	Value at 8/31/2018[9] (000)	Unrealized (depreciation) appreciation at 8/31/2018 (000)
5 Year U.S. Treasury Note Futures	Long	43,535	January 2019	$4,353,500	$4,936,801	$2,468
10 Year U.S. Treasury Note Futures	Long	9,479	December 2018	947,900	1,139,998	416
10 Year Ultra U.S. Treasury Note Futures	Long	2,347	December 2018	234,700	300,526	117
20 Year U.S. Treasury Bond Futures	Short	799	December 2018	(79,900)	(115,231)	159
30 Year Ultra U.S. Treasury Bond Futures	Short	331	December 2018	(33,100)	(52,732)	(98)
						$3,915
Swap contracts

Interest rate swaps
Receive	Pay	Expiration date	Notional (000)	Value at 8/31/2018 (000)	Upfront payments/ receipts (000)	Unrealized appreciation (depreciation) at 8/31/2018 (000)
1.9475%	U.S. EFFR	9/26/2018	$11,690,000	$215	$—	$215
1.882%	U.S. EFFR	9/26/2018	538,500	(15)	—	(15)
1.8975%	U.S. EFFR	9/26/2018	1,416,000	(23)	—	(23)
1.8935%	U.S. EFFR	9/26/2018	1,592,000	(30)	—	(30)
1.865%	U.S. EFFR	9/26/2018	1,459,800	(57)	—	(57)
U.S. EFFR	2.385%	5/1/2019	8,190,690	534	—	534
1.37%	U.S. EFFR	6/14/2019	190,000	(1,390)	—	(1,390)
1.362%	U.S. EFFR	6/21/2019	190,000	(1,444)	—	(1,444)
3-month USD-LIBOR	1.5445%	6/28/2019	190,000	1,632	—	1,632
1.351%	U.S. EFFR	6/28/2019	190,000	(1,503)	—	(1,503)
U.S. EFFR	2.552%	7/31/2019	5,782,605	(132)	—	(132)
3-month USD-LIBOR	1.59851%	8/7/2019	205,000	1,963	—	1,963
1.997%	U.S. EFFR	2/13/2020	231,000	(1,425)	—	(1,425)
1.989%	U.S. EFFR	2/13/2020	231,000	(1,452)	—	(1,452)
3-month USD-LIBOR	2.761%	4/27/2020	350,000	141	—	141
2.533%	U.S. EFFR	8/9/2020	542,135	250	—	250
3-month USD-LIBOR	2.865%	8/9/2020	542,135	(476)	—	(476)
3-month USD-LIBOR	2.8025%	8/15/2020	389,465	101	—	101
3-month USD-LIBOR	2.793%	8/15/2020	60,000	26	—	26
2.489%	U.S. EFFR	8/15/2020	60,000	(24)	—	(24)
2.495%	U.S. EFFR	8/15/2020	389,465	(112)	—	(112)
2.5215%	U.S. EFFR	8/29/2020	392,780	71	—	71
3-month USD-LIBOR	2.806%	8/29/2020	138,800	32	—	32
2.5045%	U.S. EFFR	8/29/2020	536,220	(81)	—	(81)
3-month USD-LIBOR	1.217%	9/22/2021	250,000	12,069	—	12,069
3-month USD-LIBOR	1.225%	9/22/2021	250,000	12,010	—	12,010
3-month USD-LIBOR	1.196%	9/27/2021	90,000	4,419	—	4,419
3-month USD-LIBOR	2.01215%	2/2/2022	350,000	9,823	—	9,823
3-month USD-LIBOR	1.9665%	2/2/2022	146,000	4,315	—	4,315
3-month USD-LIBOR	1.869%	4/19/2022	215,000	7,416	—	7,416
2.5775%	U.S. EFFR	7/16/2022	694,646	204	—	204
3-month USD-LIBOR	1.948%	7/28/2022	360,000	12,241	—	12,241
2.80%	3-month USD-LIBOR	9/2/2022	560,000	(1,213)	—	(1,213)
2.75%	3-month USD-LIBOR	9/2/2022	560,000	(1,728)	—	(1,728)
2.009%	3-month USD-LIBOR	10/4/2022	187,000	(6,211)	—	(6,211)
1.9855%	3-month USD-LIBOR	10/17/2022	102,500	(3,526)	—	(3,526)
2.1045%	3-month USD-LIBOR	10/31/2022	76,000	(2,282)	—	(2,282)
U.S. Government Securities Fund — Page 7 of 10

Receive	Pay	Expiration date	Notional (000)	Value at 8/31/2018 (000)	Upfront payments/ receipts (000)	Unrealized appreciation (depreciation) at 8/31/2018 (000)
2.08934%	3-month USD-LIBOR	11/17/2022	$146,900	$(4,546)	$—	$(4,546)
2.2025%	3-month USD-LIBOR	12/4/2022	71,000	(1,899)	—	(1,899)
3-month USD-LIBOR	2.2455%	12/21/2022	78,500	1,983	—	1,983
2.27403%	3-month USD-LIBOR	12/29/2022	220,000	(5,311)	—	(5,311)
3-month USD-LIBOR	2.6778%	2/12/2023	190,000	1,541	—	1,541
2.7435%	3-month USD-LIBOR	2/16/2023	155,000	(825)	—	(825)
3-month USD-LIBOR	2.8655%	4/23/2023	200,000	29	—	29
2.5815%	U.S. EFFR	5/25/2023	307,000	667	—	667
3-month USD-LIBOR	1.495%	11/10/2023	115,000	7,658	—	7,658
3-month USD-LIBOR	2.0815%	2/10/2024	86,700	3,473	—	3,473
3-month USD-LIBOR	2.0955%	2/10/2024	43,300	1,704	—	1,704
3-month USD-LIBOR	2.3875%	3/17/2024	290,300	7,217	—	7,217
3-month USD-LIBOR	2.12813%	10/3/2024	225,000	9,419	—	9,419
3-month USD-LIBOR	2.4595%	1/12/2025	88,200	2,153	—	2,153
3-month USD-LIBOR	2.588%	1/26/2025	58,100	988	—	988
2.8775%	3-month USD-LIBOR	3/23/2025	113,000	9	—	9
3-month USD-LIBOR	2.469%	6/9/2025	23,000	583	—	583
2.905%	3-month USD-LIBOR	6/21/2025	146,860	235	—	235
3-month USD-LIBOR	1.7545%	2/5/2026	45,000	3,434	—	3,434
3-month USD-LIBOR	2.24%	12/5/2026	179,000	8,730	—	8,730
3-month USD-LIBOR	2.27%	12/5/2026	146,000	6,796	—	6,796
2.579%	3-month USD-LIBOR	3/14/2027	159,000	(3,898)	—	(3,898)
2.333%	3-month USD-LIBOR	3/29/2027	130,000	(5,654)	—	(5,654)
3-month USD-LIBOR	2.31934%	11/17/2027	77,600	3,745	—	3,745
3-month USD-LIBOR	2.31613%	11/17/2027	72,400	3,513	—	3,513
2.925%	3-month USD-LIBOR	2/1/2028	48,600	(66)	—	(66)
2.91%	3-month USD-LIBOR	2/1/2028	60,800	(121)	—	(121)
2.908%	3-month USD-LIBOR	2/1/2028	60,700	(125)	—	(125)
2.92%	3-month USD-LIBOR	2/2/2028	45,900	(72)	—	(72)
U.S. EFFR	2.5065%	3/22/2028	48,300	145	—	145
U.S. EFFR	2.535%	3/23/2028	37,200	22	—	22
U.S. EFFR	2.471%	3/27/2028	45,200	274	—	274
U.S. EFFR	2.4575%	3/29/2028	53,479	386	—	386
U.S. EFFR	2.424%	3/30/2028	45,250	456	—	456
U.S. EFFR	2.412%	4/5/2028	20,571	229	—	229
3-month USD-LIBOR	2.97125%	9/2/2030	124,000	30	—	30
3-month USD-LIBOR	3.005%	9/2/2030	124,000	(319)	—	(319)
3-month USD-LIBOR	2.9625%	2/1/2038	36,300	225	—	225
3-month USD-LIBOR	2.963%	2/1/2038	36,300	224	—	224
3-month USD-LIBOR	2.986%	2/1/2038	29,200	134	—	134
3-month USD-LIBOR	2.967%	2/2/2038	28,200	166	—	166
3-month USD-LIBOR	3.206%	7/31/2044	22,000	(998)	—	(998)
3-month USD-LIBOR	3.238%	8/8/2044	28,000	(1,432)	—	(1,432)
3-month USD-LIBOR	2.7045%	1/2/2045	38,500	1,911	—	1,911
3-month USD-LIBOR	2.58245%	11/5/2045	13,000	963	—	963
3-month USD-LIBOR	2.6485%	11/16/2045	54,375	3,329	—	3,329
3-month USD-LIBOR	2.52822%	11/23/2045	17,800	1,507	—	1,507
3-month USD-LIBOR	2.59125%	12/16/2045	22,500	1,631	—	1,631
U.S. EFFR	2.166%	10/23/2047	35,000	2,595	—	2,595
U.S. EFFR	2.172%	11/8/2047	15,000	1,093	—	1,093
U.S. EFFR	2.145%	11/9/2047	47,500	3,727	—	3,727
U.S. EFFR	2.153%	11/10/2047	47,500	3,647	—	3,647
U.S. EFFR	2.155%	11/10/2047	26,680	2,038	—	2,038
U.S. Government Securities Fund — Page 8 of 10

Receive	Pay	Expiration date	Notional (000)	Value at 8/31/2018 (000)	Upfront payments/ receipts (000)	Unrealized appreciation (depreciation) at 8/31/2018 (000)
U.S. EFFR	2.17%	11/13/2047	$48,320	$3,542	$—	$3,542
U.S. EFFR	2.5635%	2/12/2048	81,502	(653)	—	(653)
U.S. EFFR	2.4615%	3/15/2048	5,000	66	—	66
U.S. EFFR	2.485%	3/15/2048	5,000	42	—	42
2.98%	3-month USD-LIBOR	3/15/2048	5,000	25	—	25
2.9625%	3-month USD-LIBOR	3/15/2048	5,000	7	—	7
U.S. EFFR	2.425%	3/16/2048	10,000	208	—	208
2.917%	3-month USD-LIBOR	3/16/2048	10,000	(81)	—	(81)
U.S. EFFR	2.505%	3/22/2048	16,600	70	—	70
U.S. EFFR	2.51375%	3/22/2048	18,400	44	—	44
3-month USD-LIBOR	3.016%	5/9/2048	15,279	(190)	—	(190)
3-month USD-LIBOR	3.003%	5/9/2048	30,700	(299)	—	(299)
U.S. EFFR	2.625%	5/25/2048	69,000	(1,433)	—	(1,433)
U.S. EFFR	2.445%	6/4/2048	25,700	432	—	432
U.S. EFFR	2.471%	6/29/2048	34,452	392	—	392
U.S. EFFR	2.52%	8/24/2048	16,800	17	—	17
					$—	$109,870

[1]	Amount less than one thousand.
[2]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $164,269,000, which represented 1.36% of the net assets of the fund.
[3]	Index-linked bond whose principal amount moves with a government price index.
[4]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[5]	Purchased on a TBA basis.
[6]	Coupon rate may change periodically.
[7]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $156,424,000, which represented 1.29% of the net assets of the fund.
[8]	Notional amount is calculated based on the number of contracts and notional contract size.
[9]	Value is calculated based on the notional amount and current market price.
U.S. Government Securities Fund — Page 9 of 10

Key to abbreviations and symbol
EFFR = Effective Federal Funds Rate
LIBOR = London Interbank Offered Rate
TBA = To-be-announced
USD/$ = U.S. dollars
Additional financial disclosures are included in the fund’s current shareholder report and should be read in conjunction with this report.
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com. Fund shares offered through American Funds Distributors, Inc.
All Capital Group trademarks referenced are registered trademarks owned by The Capital Group Companies, Inc. or an affiliated company. All other company and product names mentioned are the trademarks or registered trademarks of their respective companies.
©2018 Capital Group. All rights reserved.
MFGEFPX-022-1018O-S66126	U.S. Government Securities Fund — Page 10 of 10

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON INVESTMENT PORTFOLIO

To the Shareholders and Board of Trustees of The American Funds Income Series - U.S. Government Securities Fund:

Opinion on the Investment Portfolio

We have audited the accompanying investment portfolio of The American Funds Income Series - U.S. Government Securities Fund, as of August 31, 2018, and the related notes (“investment portfolio”) (included in Item 6 of this Form N-CSR). In our opinion, the investment portfolio presents fairly, in all material respects, the investments in securities of the Fund as of August 31, 2018, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

The investment portfolio is the responsibility of the Fund’s management. Our responsibility is to express an opinion on the investment portfolio based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the investment portfolio is free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the investment portfolio, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the investment portfolio. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the investment portfolio. We believe that our audit provides a reasonable basis for our opinion.

Costa Mesa, California

October 17, 2018

We have served as the auditor of one or more American Funds investment companies since 1956.

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)	Effective May 28, 2018, the The American Funds Income Series’s investment adviser implemented a new fixed income order management, trading, and compliance system. In connection with introducing this new system, additional automated and manual controls were implemented and some existing controls were modified. None of these changes were in response to any identified deficiency or weakness in the The American Funds Income Series’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE AMERICAN FUNDS INCOME SERIES

By /s/ Kristine M. Nishiyama
Kristine M. Nishiyama, Executive Vice President and Principal Executive Officer

Date: October 31, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Kristine M. Nishiyama
Kristine M. Nishiyama, Executive Vice President and Principal Executive Officer

Date: October 31, 2018

By /s/ Brian C. Janssen
Brian C. Janssen, Treasurer and Principal Financial Officer

Date: October 31, 2018